                                                                     EX 99(c)


================================================================================
[LOGO] Goldman Sachs

PRESENTATION TO THE BOARD OF DIRECTORS OF SATURN

PROJECT TAILWIND

GOLDMAN, SACHS & CO.
15-FEB-2002

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

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[LOGO] Goldman Sachs

TABLE OF CONTENTS

--------------------------------------------------------------------------------

I.    ISSUES TO CONSIDER

II.   OPERATIONAL AND FINANCIAL COMPARISON OF TRITON AND ECHO

III.  SELECTED PUBLIC MARKET INFORMATION

IV.   PRO FORMA IMPACT ON SATURN

APPENDIX A: DETAILED ACCRETION/(DILUTION) ANALYSIS

APPENDIX B: SUMMARY MINORITY BUY-IN STATISTICS

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

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[LOGO] Goldman Sachs

I.    ISSUES TO CONSIDER


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                                                            Issues to Consider 3

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[LOGO] Goldman Sachs

PROCESS AND MECHANICS
TRITON MINORITY BUY-IN

--------------------------------------------------------------------------------

                                        -----------------
                                        Long-Form Merger
                               -------->(Entire Fairness)
                               |        -----------------
                               |
                               |
                               |
                               |
                -----------------
                  Agreement with
                Special Committee
                -----------------
                   ^           |                               -----------------
                   |           |           --------< 90%------>Long-Form Merger
                   |           |            |                  (Entire Fairness)
                   |           |        ------                 -----------------
                   |           |        Tender
---------------------          -------->Offer
Possible Presentation                   ------
  to Triton Special                         |                  -----------------
     Committee                              --------->90%----->Short Form Merger
---------------------                   ----------             -----------------
                   |           -->90%-->Short Form
                   |           |         Merger
                   |           |        ----------
                   v           |
                -----------------
                Tender Offer w/o
                Special Committee
                    Approval
                -----------------
                               |
                               |
                               |        |--- 1. Extend Offer
                               |        |
                              --< 90%-->|--- 2. Amend Offer
                                        |
                                        |--- 3. Withdraw Tender Offer
                                        |
                                        |--- 4. Close Offer/No Merger
                                        |
                                        |--- 5. Negotiate with Special Committee


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                                                            Issues to Consider 4

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[LOGO] Goldman Sachs

ISSUES TO CONSIDER
TRITON MINORITY BUY-IN

--------------------------------------------------------------------------------

                                    PROCESS
--------------------------------------------------------------------------------

o     Legal considerations in buy-ins

o     Timing alternatives

      --    Timing of announcement

      --    SEC filings

o     Implications for potential financing

o     Negotiated deal vs. open market tender

                                    VALUATION
--------------------------------------------------------------------------------

o     Recent Triton financial performance

o     Triton strategic position

o     Comparables analysis

o     Impact on Saturn

o     Cash vs. Stock

o     Triton trading history

                            CAPITAL MARKETS REACTION
--------------------------------------------------------------------------------

o     Strategic rationale

o     Pro forma financial impact on Saturn

o     Communications strategy

o     Arbitrage activity

o     Potential stock price impact

                              POTENTIAL FINANCING
--------------------------------------------------------------------------------

o     Credit implications

o     Communication to the Street

o     Timing

o     Market risk

o     Choice of security

o     Marketed deal/Block trade


--------------------------------------------------------------------------------
                                                            Issues to Consider 5

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[LOGO] Goldman Sachs

ILLUSTRATIVE TIMELINE(1)
PROJECT TAILWIND

--------------------------------------------------------------------------------

              ONGOING COMMUNICATIONS WITH TRITON SPECIAL COMMITTEE

Tues 2/19

Issue press release announcing intentions

Mon 2/25

Triton forms Special Committee

Thurs 2/28

Saturn 10K

Mon 3/4

Commence Tender Offer

--    File Schedule T.O.
--    Newspaper ad
--    Mail T.O. to Triton stockholders

Fri 3/15

Triton Files 14D-9 within 10 business days of T.O. commencement

Fri 3/29

T.O. terminates after 20 business days. If 90% not achieved, extend or commence subsequent offer

Fri 4/12

If 90% not achieved, reevaluate transaction

--    Abandon offer
--    Purchase stock in Tender
--    Revise offer unilaterally
--    Re-approach Special Committee

If 90% achieved, commence short form merger

(1) ASSUMES SATURN LAUNCHES TENDER OFFER WITHOUT FIRST EXECUTING A MERGER AGREEMENT WITH TRITON.


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                                                            Issues to Consider 6

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[LOGO] Goldman Sachs

II.   OPERATIONAL AND FINANCIAL COMPARISON OF TRITON AND ECHO


--------------------------------------------------------------------------------
                       Operational and Financial Comparison of Triton and Echo 7

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[LOGO] Goldman Sachs

TRITON AND ECHO BUSINESS MODEL COMPARISON
GROSS TRAVEL BOOKINGS

--------------------------------------------------------------------------------

                     GROSS TRAVEL BOOKINGS (CALENDAR YEARS)
--------------------------------------------------------------------------------

 [The following table was represented as a bar chart in the printed material.]

                    2002              2001              2000              1999
Triton         $3,669,000,000     $3,128,000,000    $2,460,000,000   $1,191,000,000
Echo           $4,122,000,000     $2,903,000,000    $1,793,000,000     $819,000,000

               GROSS TRAVEL BOOKINGS: SEQUENTIAL QUARTERLY GROWTH
--------------------------------------------------------------------------------

 [The following table was represented as a line chart in the printed material.]

                                          QUARTERS ENDED
                   -------------------------------------------------------------
                   Jun-00   Sep-00  Dec-00  Mar-01   Jun-01    Sep-01     Dec-01
Triton               21%      6%      7%      20%       5%      (11)%      (20)%
Echo                 12%      4%      2%      42%      19%      (10)%       (3)%

             GROSS TRAVEL BOOKINGS RELATIVE QUARTERLY MARKET SHARE
--------------------------------------------------------------------------------

 [The following table was represented as a bar chart in the printed material.]

                                                               QUARTERS ENDED
           ------------------------------------------------------------------------------------------------------------
                                                        HISTORICAL                                            PROJECTED
           ------------------------------------------------------------------------------------------------   ---------
           Mar-2000   Jun-2000   Sep-2000   Dec-2000   Mar-2001   Jun-2001   Sep-2001   Dec-2001   CY 2001A   CY 2002E
Triton        56%        58%        58%        59%        55%        52%        52%        47%        52%        47%
Echo          44%        42%        42%        41%        45%        48%        48%        53%        48%        53%

SOURCE: GOLDMAN SACHS RESEARCH


--------------------------------------------------------------------------------
                       Operational and Financial Comparison of Triton and Echo 8

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[LOGO] Goldman Sachs

TRITON AND ECHO QUARTERLY FINANCIAL PERFORMANCE
CY 2001

$ MILLIONS, EXCEPT PER SHARE
--------------------------------------------------------------------------------

                                CYQ1 (MAR)              CYQ2 (JUN)              CYQ3 (SEP)                CYQ4 (DEC)
                           -------------------     -------------------     --------------------      --------------------
                             TVLY        EXPE        TVLY        EXPE        TVLY         EXPE         TVLY         EXPE
                           -------------------     -------------------     --------------------      --------------------
GROSS BOOKINGS             $ 833.6     $ 674.0     $ 879.0     $ 802.0     $ 784.8      $ 723.0      $ 630.2      $ 704.0

  Sequential Growth            20%         42%          5%         19%       (11)%        (10)%        (20)%         (3)%
  YoY Growth                   65%         68%         44%         78%         21%          55%        (10)%          48%

NET REVENUE                $  72.9     $  57.2     $  82.4     $  78.5     $  78.5      $  79.5      $  68.1      $  81.8

  Sequential Growth            11%         29%         13%         37%        (5)%           1%        (13)%           3%
  YoY Growth                  104%         72%         76%        112%         47%          89%           4%          84%

EBITDA                     $   3.4     $   4.3     $   6.3     $  16.1     $   7.0      $  15.7      $   8.0      $  20.9
  Margin                        5%          8%          8%         21%          9%          20%          12%          26%

Cash Net Income            $   0.7     $   2.9     $   1.8     $   9.8     $   1.9      $   9.8      $   1.9      $  12.3
  Margin                        1%          5%          2%         12%          2%          12%           3%          15%

CASH EPS (TAXED)           $  0.02     $  0.06     $  0.05     $  0.16     $  0.06      $  0.16      $  0.06      $  0.20

New Booker Acquisition
Cost                       $ 32.23     $ 36.93     $ 38.35     $ 29.42     $ 37.49      $ 28.40      $ 37.03      $ 25.62

Media Metrix Avg.
Monthly Unique Visitors
(mm)                           7.4         7.0         7.7         7.5         8.4          9.4          9.9          9.2

Conversion Ratio
(bookers/visitors)              9%          6%          9%          7%          8%           6%           5%           5%

SOURCE: GOLDMAN SACHS RESEARCH


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                       Operational and Financial Comparison of Triton and Echo 9

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[LOGO] Goldman Sachs

TRITON AND ECHO BUSINESS MODEL COMPARISON
REVENUE GROWTH AND EBITDA MARGIN COMPARISON

--------------------------------------------------------------------------------

                      SEQUENTIAL QUARTERLY REVENUE GROWTH
--------------------------------------------------------------------------------

 [The following table was represented as a line graph in the printed material.]

            Jun-00   Sep-00   Dec-00   Mar-01   Jun-01    Sep-01    Dec-01    Mar-02E  Jun-02E  Sep-02E   Dec-02E
Echo          19%      14%       6%      29%      37%        1%         3%       7%      35%       9%      (6)%
Triton        31%      14%      23%      11%      13%      (5)%      (13)%      13%      14%      11%       6%

                            QUARTERLY EBITDA MARGINS
--------------------------------------------------------------------------------

 [The following table was represented as a line graph in the printed material.]

             Jun-00     Sep-00     Dec-00   Mar-01  Jun-01   Sep-01   Dec-01   Mar-02E  Jun-02E  Sep-02E  Dec-02E
Echo          (34)%       (6)%      (7)%      8%      21%      20%      26%      19%      21%      21%      20%
Triton        (22)%      (14)%      (2)%      5%       8%       9%      12%      10%      12%      16%      18%

SOURCE: GOLDMAN SACHS RESEARCH


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                      Operational and Financial Comparison of Triton and Echo 10

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[LOGO] Goldman Sachs

TRITON AND ECHO RECENT EARNINGS HISTORY

--------------------------------------------------------------------------------

                                TRITON GUIDANCE
--------------------------------------------------------------------------------
17-Oct-01

Expects 4Q cash EPS to be the same or slightly above 3Q results ($0.09 EPS), compared with Wall Street 4Q estimates of $0.03.

--------------------------------------------------------------------------------
3-Jan-02

Lowers 4Q revenue estimate by 9% to $68mm; maintains expectations of $0.08 - $0.11.

--------------------------------------------------------------------------------
16-Jan-02

Reports 4Q cash EPS of $0.09 in line with guidance but below Wall Street's expectations of $0.10. Revenue of $68.1mm met lowered expectations while bookings dropped 9.5% over the year ago quarter to $630mm.

                       ANALYST'S RESPONSES TO 4Q RESULTS
--------------------------------------------------------------------------------
25-Jan-02 A. Noto Goldman Sachs

Shortfall in transaction revenue reflected 1) weaker than expected demand / pricing resulting in soft commissions, 2) possible continued market share losses, 3) November plane crash and 4) technical difficulties related to site maintenance.

We are concerned that gross margin was 63.8% vs. 67.7% in 3Q01, due to lack of flexibility despite recent cost controls.

Triton revenue growth should continue to outpace that of overall e-Commerce as it remains a leading online travel company.

Management's focus on increasing merchant/non-air revenues via strategic relationships is critical to drive growth amidst increasing competition.

                                 ECHO GUIDANCE
--------------------------------------------------------------------------------
28-Jan-02

Echo reported 2Q cash EPS of $0.31 and revenue of $81.7mm, far exceeding Wall Street expectations of $0.10 EPS and $70mm of revenue. Using GAAP, Echo posted its first profit of $0.08. Echo attributed its better than expected earnings to its merchant revenue. Echo guided 3Q revenue estimates up to $87mm, compared to analyst's consensus of $77mm.

                       ANALYST'S RESPONSES TO 2Q RESULTS
--------------------------------------------------------------------------------
1-Feb-02 A. Noto Goldman Sachs

Outperformance was driven by upside in agency and merchant revenues. Echo's merchant model and continued focus on leisure hotel business appear to have enabled it to further gain market share to become the number one travel company online in terms of bookings.

Bottom line results demonstrate Internet economics resulting from Echo's ability to leverage a relatively fixed cost structure to drive increasing revenues resulting in an incremental operating margin.


--------------------------------------------------------------------------------
                      Operational and Financial Comparison of Triton and Echo 11
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[LOGO] Goldman Sachs

III.  SELECTED PUBLIC MARKET INFORMATION


--------------------------------------------------------------------------------
                                           Selected Public Market Information 12

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[LOGO] Goldman Sachs

TRITON STOCK PRICE HISTORY
SINCE "IPO"

--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

Average since "IPO": $22.69

SOURCE: SDC


--------------------------------------------------------------------------------
                                           Selected Public Market Information 13

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[LOGO] Goldman Sachs

TRITON STOCK PRICE CHART
SINCE 10-SEPTEMBER-2001

--------------------------------------------------------------------------------

17-Sep-2001

Market re-opens; Fed cuts rates by 50 bpts to 3%

18-Sep-2001

Triton confirms it will meet 3Q EPS estimates but will miss revenue forecasts; Echo reports bookings were 35-40% of pre 11-Sep levels

20-Sep-2001

Announcement of Triton Europe JV with Otto

02-Oct-2001

Fed cuts rate 50 bpts to 2.5%

03-Oct-2001

Ulysses confirms it will proceed with Echo purchase

05-Oct-2001

Triton announces cost cutting measures, including eliminating 19% of its workforce (320 jobs)

17-Oct-2001

Triton announces 3Q cash EPS of $0.09, ahead of Wall Street estimates of $0.08; expects 4Q EPS to be the same or better, compared to Wall Street's consensus of $0.03 per share

24-Oct-2001

Continental stops paying commissions to Triton

06-Nov-2001

Fed cuts rate 50 bpts to 2.0%

12-Nov-2001

Crash of American Airlines Flight 587

03-Dec-2001

Orbitz implements $5 service fee for processing tickets

11-Dec-2001

Fed cuts rate 25 bpts to 1.75%

18-Dec-2001

Saturn raises Triton revenue growth expectations for 2002 to 20-30% compared to Wall Street's estimate of 9%

03-Jan-2002

Triton lowers 4Q revenue guidance by 9% to $68mm; maintains EPS expectations of $0.08-$0.11

16-Jan-2002

Triton reports 4Q EPS of $0.09, missing Wall Street expectations by $0.01; projects $0.65-$0.75 pre-tax EPS for 2002 and affirms 20-30% revenue growth target

25-Jan-2002

PhoCusWright Consumer Travel Survey names Triton most popular online travel site

28-Jan-2002

HRN expects hotel bookings to grow more than 40% in 2002

28-Jan-2002

Echo reports 2Q profit, surpasses Triton in bookings

30-Jan-2002

Fed leaves target rate unchanged

04-Feb-2002

Completion of Ulysses-Echo deal

04-Feb-2002

Priceline announces 4Q results; does not raise 02 guidance

11-Feb-2002

Triton announces distribution agreement with Walt Disney

13-Feb-2002

Juniper reports a 45% increase in Triton site traffic in January

SOURCE: SDC


--------------------------------------------------------------------------------
                                           Selected Public Market Information 14

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[LOGO] Goldman Sachs

SHARES TRADED AT VARIOUS PRICES(1)
TRITON

--------------------------------------------------------------------------------

                            SINCE "IPO" 8-MARCH-2000
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

Weighted Average Price: $22.06
Total Shares Traded as Percent of Shares Outstanding: 962.3%

                                    ONE YEAR
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

Weighted Average Price: $22.69
Total Shares Traded as Percent of Shares Outstanding: 750.0%

                                   SIX MONTHS
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

Weighted Average Price: $19.53
Total Shares Traded as Percent of Shares Outstanding: 417.9%

                                  THREE MONTHS
--------------------------------------------------------------------------------

                              [BAR CHART OMITTED]

Weighted Average Price: $23.53
Total Shares Traded as Percent of Shares Outstanding: 180.6%

(1) NOTE: TOTAL SHARES TRADED AS A PERCENT OF SHARES OUTSTANDING ASSUMES ONLY COMMON STOCK AND EXCLUDES 33 MILLION SHARES OF CLASS A COMMON STOCK.


--------------------------------------------------------------------------------
                                           Selected Public Market Information 15

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[LOGO] Goldman Sachs

RELATIVE TRADING COMPARISON, TRITON VS. ECHO
NEXT TWELVE MONTHS P/E(1)

--------------------------------------------------------------------------------

                               SINCE MAY 1, 2001
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

                               LAST THREE MONTHS
--------------------------------------------------------------------------------

                              [LINE CHART OMITTED]

(1)   P/E ASSUMES IBES CALENDAR YEAR ESTIMATES, TAX-EFFECTED AT 35%.


--------------------------------------------------------------------------------
                                           Selected Public Market Information 16

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[LOGO] Goldman Sachs

COMPARISON OF PUBLIC MARKET VALUATIONS
ONLINE TRAVEL SECTOR

$ MILLIONS, EXCEPT PER SHARE
--------------------------------------------------------------------------------

                                                                                         ENTERPRISE VALUE MULTIPLES
                                                                                   ------------------------------------------
                                CLOSING      % OF 52     EQUITY                         REVENUE(1)              EBITDA(1)
                                 PRICE        WEEK       MARKET    ENTERPRISE      ------------------      ------------------
          COMPANY              2/14/2002      HIGH        CAP        VALUE          2001        2002        2001        2002
==============================================================================================================================
Expedia                         $50.17        88.9%      $3,238      $3,041        10.2 x       6.7 x      53.4 x      32.9 x
------------------------------------------------------------------------------------------------------------------------------
Hotel Reservations Network       50.16        89.6%       2,914       2,808         5.2         3.6        34.5        24.6
------------------------------------------------------------------------------------------------------------------------------
Priceline.com(3)                  3.96        40.0%         890         764         0.7         0.6        30.9        19.7
------------------------------------------------------------------------------------------------------------------------------
Travelocity                      19.67        51.9%         982         868         2.9         2.4        35.1        16.5
------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
MEAN                                          67.6%      $2,006      $1,870         4.8 x       3.3 x      38.5 x      23.4 x
MEDIAN                                        70.4%      $1,948      $1,838         4.1 x       3.0 x      34.8 x      22.2 x
==============================================================================================================================

                                    EBITDA                 TAXED CASH P/E
                                    MARGINS               MULTIPLES(1),(2)       5-YEAR         2002
                               ------------------        ------------------       EPS           PEG
          COMPANY              2001         2002          2002        2003       CAGR          RATIO
====================================================================================================
Expedia                        19.2%        20.4%        54.0 x      38.6 x      30.0%         1.8 x
----------------------------------------------------------------------------------------------------
Hotel Reservations Network     15.2%        14.5%        37.7        27.4        27.5%         1.4
----------------------------------------------------------------------------------------------------
Priceline.com(3)                2.1%         3.0%        50.8        29.0          NA           NA
----------------------------------------------------------------------------------------------------
Travelocity                     8.2%        14.5%        43.9        29.3        30.0%         1.5
----------------------------------------------------------------------------------------------------

====================================================================================================
MEAN                           11.2%        13.1%        46.6 x      31.1 x      29.2%         1.5 x
MEDIAN                         11.7%        14.5%        47.3 x      29.1 x      30.0%         1.5 x
====================================================================================================

(1)   SOURCE: CALENDARIZED ESTIMATES FROM WALL STREET RESEARCH.

(2) EPS ESTIMATES ARE FROM IBES AND HAVE BEEN CALENDARIZED AND EXCLUDE NON-CASH CHARGES. EXPEDIA, PRICELINE AND TRAVELOCITY ESTIMATES HAVE BEEN ADJUSTED TO AN AFTER-TAX BASIS.

(3)   INCLUDES MANDATORY REDEEMABLE PREFERRED STOCK IN NET DEBT.

--------------------------------------------------------------------------------
                                           Selected Public Market Information 17

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ANALYSIS AT VARIOUS PRICES
TRITON

$ MILLIONS, EXCEPT PER SHARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Share Price                     14-Feb-02        $19.67
Basic Shares Outstanding (mm)                              49.9
Saturn Ownership(1)                                        70.2%
--------------------------------------------------------------------------------

2002 Taxed IBES EPS Est.(2)                              $0.45
IBES 5 Year CAGR                                            30%
--------------------------------------------------------------------------------

                                                           AT MARKET
                                                           ---------
PURCHASE PRICE PER SHARE                                    $19.67    $20.00    $22.00    $24.00   $26.00    $28.00     $30.00
================================================================================================================================
IMPLIED PREMIUM TO CURRENT PRICE                                0%        2%       12%       22%      32%       42%        53%
--------------------------------------------------------------------------------------------------------------------------------
Purchase Price of Remaining Stake(3)                           293       298       327       357      387       417      446.5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Implied Equity Value                                           982       998     1,098     1,198    1,298     1,398    1,497.5
--------------------------------------------------------------------------------------------------------------------------------
Implied Enterprise Value                                       868       884       984     1,084    1,184     1,284    1,383.4
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount) to Average Price From:
--------------------------------------------------------------------------------------------------------------------------------
  IPO to                14-Feb-02                $ 22.69       (13)%     (12)%      (3)%       6%      15%       23%      32.2%
--------------------------------------------------------------------------------------------------------------------------------
  1 Year Ending         14-Feb-02                $ 23.28       (16)%     (14)%      (6)%       3%      12%       20%      28.9%
--------------------------------------------------------------------------------------------------------------------------------
  6 Months Ending       14-Feb-02                $ 21.04        (7)%      (5)%       5%       14%      24%       33%      42.6%
--------------------------------------------------------------------------------------------------------------------------------
  3 Months Ending       14-Feb-02                $ 23.58       (17)%     (15)%      (7)%       2%      10%       19%      27.2%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Implied 2002 P/E                                              43.9 x    44.6 x    49.1 x    53.6 x   58.0 x    62.5 x     67.0 x
--------------------------------------------------------------------------------------------------------------------------------
Implied 2002 PEG Ratio                                         1.5 x     1.5 x     1.6 x     1.8 x    1.9 x     2.1 x      2.2 x
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Implied 2001 EV/EBITDA Multiple                               35.1 x    35.8 x    39.8 x    43.9 x   47.9 x    52.0 x     56.0 x
--------------------------------------------------------------------------------------------------------------------------------
Implied 2002 EV/EBITDA Multiple                               16.5 x    16.8 x    18.7 x    20.6 x   22.5 x    24.4 x     26.3 x
--------------------------------------------------------------------------------------------------------------------------------

(1)   SOURCE: SATURN MANAGEMENT.

(2)   SOURCE: TAX-EFFECTED IBES MEDIAN.

(3)   PURCHASE PRICE ASSUMES CONSIDERATION PAID FOR BASIC SHARES ONLY.


--------------------------------------------------------------------------------
                                           Selected Public Market Information 18

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IV. PRO FORMA IMPACT ON SATURN




--------------------------------------------------------------------------------
                                                   Pro Forma Impact on Saturn 19

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[LOGO] Goldman Sachs

SUMMARY OF BUY-IN SCENARIOS
--------------------------------------------------------------------------------

SATURN SHARE PRICE                                        $ 45.23
                                                          ========
SATURN                          EPS(1)                      P/E
                                ------                    --------
        2002E                   $ 1.85                     24.4 x
        2003E                   $ 2.35                     19.2 x

                                                                    BUY-IN FINANCING OPTION
                                          ---------------------------------------------------------------------------------
                                          STOCK (MARKET        STOCK (DOWN          BALANCE SHEET
                                             PRICES)               20%)                 CASH(2)           DEBT FINANCING(3)
                                          -------------        -----------          -------------         -----------------


5% BUY-IN PREMIUM

---------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution), Absolute
---------------------------------------------------------------------------------------------------------------------------
  2002E(4)                                  $  (0.06)           $  (0.08)              $  0.00                $  (0.06)
---------------------------------------------------------------------------------------------------------------------------
  2003E                                     $  (0.05)           $  (0.08)              $  0.01                $  (0.06)
---------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution)
---------------------------------------------------------------------------------------------------------------------------
  2002E(4)                                     (3.2)%              (4.4)%                0.2 %                   (3.0)%
---------------------------------------------------------------------------------------------------------------------------
  2003E                                        (2.2)%              (3.3)%                0.6 %                   (2.4)%
---------------------------------------------------------------------------------------------------------------------------
P/E Multiple to Maintain Share Price
---------------------------------------------------------------------------------------------------------------------------
  2002E(4)                                     25.3 x              25.6 x               24.4 x                   25.2 x
---------------------------------------------------------------------------------------------------------------------------
  2003E                                        19.7 x              19.9 x               19.1 x                   19.7 x
---------------------------------------------------------------------------------------------------------------------------

20% BUY-IN PREMIUM

---------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution), Absolute
---------------------------------------------------------------------------------------------------------------------------
  2002E(4)                                  $  (0.07)           $  (0.10)              $  0.00                $  (0.07)
---------------------------------------------------------------------------------------------------------------------------
  2003E                                     $  (0.07)           $  (0.10)              $  0.01                $  (0.07)
---------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution)
---------------------------------------------------------------------------------------------------------------------------
  2002E(4)                                     (3.8)%              (5.2)%                0.0 %                   (3.7)%
---------------------------------------------------------------------------------------------------------------------------
  2003E                                        (2.8)%              (4.1)%                0.3 %                   (3.1)%
---------------------------------------------------------------------------------------------------------------------------
P/E Multiple to Maintain Share Price
---------------------------------------------------------------------------------------------------------------------------
  2002E(4)                                     25.4 x              25.8 x               24.4 x                   25.4 x
---------------------------------------------------------------------------------------------------------------------------
  2003E                                        19.8 x              20.1 x               19.2 x                   19.9 x
---------------------------------------------------------------------------------------------------------------------------

 (1) ASSUMES IBES MEDIAN ESTIMATES.
 (2) ASSUMES 2.64% AND 3.50% OPPORTUNITY COST OF CASH FOR 2002 AND 2003, RESPECTIVELY, AS PER SATURN MANAGEMENT GUIDANCE AND A 36% TAX RATE, AS PER GS RESEARCH. 2003 ASSUMES COMPOUNDED INTEREST.
 (3) ASSUMES AN 8% PRE-TAX COST OF DEBT AND A 36% TAX RATE.
 (4) ASSUMES 9 MONTHS OF TRANSACTION IMPACT.

NOTE: TRITON EARNINGS ESTIMATES ARE FROM IBES.

--------------------------------------------------------------------------------
                                                   Pro Forma Impact on Saturn 20

================================================================================
[LOGO] Goldman Sachs


APPENDIX A: DETAILED ACCRETION / (DILUTION) ANALYSIS



--------------------------------------------------------------------------------
                                     Detailed Accretion / (Dilution) Analysis 21

================================================================================
[LOGO] Goldman Sachs

BUY-IN ASSUMPTIONS

$ MILLIONS, EXCEPT PER SHARE
--------------------------------------------------------------------------------

STAND-ALONE FINANCIAL ASSUMPTIONS

                                         SATURN                                           TRITON
                                         ------                                           ------
                                    2002         2003             SOURCE              2002       2003                SOURCE
                                   -------------------     ---------------------     -----------------      ------------------------
EPS                                $ 1.85       $ 2.35     IBES MEDIAN               $ 0.45     $ 0.67      TAX-EFFECTED IBES MEDIAN
Weighted Avg. Shares                135.3        136.8     GS RESEARCH                 53.3       54.9      WALL STREET RESEARCH
Net Income                          250.3        321.4                                 23.9       36.9
Basic Shares                        134.0           NA     MOST RECENT 10-Q            49.9         NA      MOST RECENT 10-Q
Tax Rate                              36%          36%     GS RESEARCH                  36%        36%      GS RESEARCH

PRO FORMA ASSUMPTIONS

                                    2002         2003                               SOURCE / COMMENTS
                                   -------------------     -------------------------------------------------------------------------
Saturn Ownership of Triton         70.2%        70.2%      SATURN MANAGEMENT - ASSUMES OWNERSHIP OF 35.033 MILLION BASIC SHARES
Additional Diluted Shares From
Roll-Over of Triton Options        0.414        0.811      SATURN MANAGEMENT
Transaction Fees                     8.0           NA      SATURN MANAGEMENT
Months of Transaction Impact           9           12      ASSUMES TRANSACTION CLOSES 31-MARCH-2002

FINANCING ASSUMPTIONS

                                    2002         2003                               SOURCE / COMMENTS
                                   -------------------     -------------------------------------------------------------------------
Opportunity Cost of Cash           2.6%         3.5%       SATURN MANAGEMENT
Cost of Debt                       8.0%         8.0%       ASSUMES A 50 BASIS POINT PREMIUM TO SATURN'S FIXED RATE DEBT COST


--------------------------------------------------------------------------------
                                     Detailed Accretion / (Dilution) Analysis 22

================================================================================
[LOGO] Goldman Sachs

ACCRETION / (DILUTION)
STOCK ACQUISITION - ASSUMING CURRENT SATURN STOCK PRICE

$ MILLIONS, EXCEPT PER SHARE
--------------------------------------------------------------------------------

                                               EPS        P/E                                                      EPS      P/E
                                               ---        ---                                                      ---      ---
SATURN SHARE PRICE      $ 45.23     2002E    $ 1.85     24.4 x      TRITON SHARE PRICE    $ 19.67        2002E   $ 0.45    43.9 x
DILUTED MARKET CAP      $ 6,270     2003E    $ 2.35     19.2 x      DILUTED MARKET CAP    $   982        2003E   $ 0.67    29.3 x

EQUITY DISCOUNT            0%       2002E               24.4 x      SATURN OWNERSHIP(1)   Basic Shares   49.9
EQUITY ISSUE PRICE      $ 45.23     2003E               19.2 x      70.0%

PREMIUM PAID OVER MARKET                    0%        5%          10%        15%       20%       25%       30%       35%       40%
                                            --        --          --        ---       ---       ---       ---       ---       ---
PRICE PAID PER SHARE                    $ 19.67   $ 20.65     $ 21.64    $ 22.62   $ 23.60   $ 24.59   $ 25.57   $ 26.55   $ 27.54
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Buy-in of Basic Shares                  $   294   $   309     $   324    $   339   $   353   $   368   $   383   $   397   $   412
------------------------------------------------------------------------------------------------------------------------------------
Liquidation of Options(2)               $     0   $     0     $     0    $     0   $     0   $     0   $     0   $     0   $     0
------------------------------------------------------------------------------------------------------------------------------------
Transaction Fees                        $     8   $     8     $     8    $     8   $     8   $     8   $     8   $     8   $     8
------------------------------------------------------------------------------------------------------------------------------------
Total Cost of Buy-in                    $   302   $   317     $   332    $   347   $   361   $   376   $   391   $   405   $   420
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued by Saturn                     6.7       7.0         7.3        7.7       8.0       8.3       8.6       9.0       9.3
------------------------------------------------------------------------------------------------------------------------------------
After-Tax Cash Earnings Pickup
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                  5.3       5.3         5.3        5.3       5.3       5.3       5.3       5.3       5.3
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                    11.0      11.0        11.0       11.0      11.0      11.0      11.0      11.0      11.0
------------------------------------------------------------------------------------------------------------------------------------
Annual After-Tax Interest Expense
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                   --        --          --         --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
  2003E(4)                                   --        --          --         --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Saturn EPS
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                              $  1.80   $  1.79     $  1.79    $  1.78   $  1.78   $  1.77   $  1.77   $  1.77   $  1.76
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                 $  2.30   $  2.30     $  2.29    $  2.29   $  2.28   $  2.28   $  2.27   $  2.27   $  2.26
------------------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution), Absolute
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                              $ (0.05)  $ (0.06)    $ (0.06)   $ (0.07)  $ (0.07)  $ (0.08)  $ (0.08)  $ (0.08)  $ (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                 $ (0.05)  $ (0.05)    $ (0.06)   $ (0.06)  $ (0.07)  $ (0.07)  $ (0.08)  $ (0.08)  $ (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution)
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                (3.0)%    (3.2)%      (3.4)%     (3.6)%    (3.8)%    (4.1)%    (4.3)%    (4.5)%    (4.7)%
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                   (2.0)%    (2.2)%      (2.4)%     (2.6)%    (2.8)%    (3.0)%    (3.3)%    (3.5)%    (3.7)%
------------------------------------------------------------------------------------------------------------------------------------
P/E Multiple to Maintain Share Price
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                25.2 x    25.3 x      25.3 x     25.4 x    25.4 x    25.5 x    25.5 x    25.6 x    25.7 x
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                   19.6 x    19.7 x      19.7 x     19.8 x    19.8 x    19.9 x    19.9 x    19.9 x    20.0 x
------------------------------------------------------------------------------------------------------------------------------------


PREMIUM PAID OVER MARKET                   45%       50%
                                           ---       ---
PRICE PAID PER SHARE                    $ 28.52   $ 29.51
==========================================================
----------------------------------------------------------
Buy-in of Basic Shares                  $   427   $   442
----------------------------------------------------------
Liquidation of Options(2)               $     0   $     0
----------------------------------------------------------
Transaction Fees                        $     8   $     8
----------------------------------------------------------
Total Cost of Buy-in                    $   435   $   450
----------------------------------------------------------
Shares Issued by Saturn                     9.6       9.9
----------------------------------------------------------
After-Tax Cash Earnings Pickup
----------------------------------------------------------
  2002E(3)                                  5.3       5.3
----------------------------------------------------------
  2003E                                    11.0      11.0
----------------------------------------------------------
Annual After-Tax Interest Expense
----------------------------------------------------------
  2002E(3)                                   --        --
----------------------------------------------------------
  2003E(4)                                   --        --
----------------------------------------------------------
Pro Forma Saturn EPS
----------------------------------------------------------
  2002E(3)                              $  1.76   $  1.76
----------------------------------------------------------
  2003E                                 $  2.26   $  2.25
----------------------------------------------------------
Accretion / (Dilution), Absolute
----------------------------------------------------------
  2002E(3)                              $ (0.09)  $ (0.09)
----------------------------------------------------------
  2003E                                 $ (0.09)  $ (0.10)
----------------------------------------------------------
Accretion / (Dilution)
----------------------------------------------------------
  2002E(3)                                (4.9)%    (5.1)%
----------------------------------------------------------
  2003E                                   (3.9)%    (4.1)%
----------------------------------------------------------
P/E Multiple to Maintain Share Price
----------------------------------------------------------
  2002E(3)                                25.7 x    25.8 x
----------------------------------------------------------
  2003E                                   20.0 x    20.1 x

(1) AS OF FEB-2002, AS PROVIDED BY SATURN MANAGEMENT.
(2) ASSUMES NO EQUITY CONSIDERATION FOR TRITON OPTIONS. ASSUMES TRITON OPTIONS ARE ROLLED OVER INTO SATURN SHARES.
(3) ASSUMES A 9 MONTH IMPACT FOR 2002.
(4) ASSUMES COMPOUNDING OF INTEREST.


--------------------------------------------------------------------------------
                                     Detailed Accretion / (Dilution) Analysis 23

================================================================================
[LOGO] Goldman Sachs

ACCRETION / (DILUTION)
STOCK ACQUISITION - ASSUMING A 20% DISCOUNT TO CURRENT SATURN STOCK PRICE

$ MILLIONS, EXCEPT PER SHARE
--------------------------------------------------------------------------------

                                               EPS        P/E                                                      EPS      P/E
                                               ---        ---                                                      ---      ---
SATURN SHARE PRICE      $ 45.23     2002E    $ 1.85     24.4 x      TRITON SHARE PRICE    $ 19.67        2002E   $ 0.45    43.9 x
DILUTED MARKET CAP      $ 6,270     2003E    $ 2.35     19.2 x      DILUTED MARKET CAP    $  982         2003E   $ 0.67    29.3 x

EQUITY DISCOUNT            20%      2002E               19.6 x      SATURN OWNERSHIP(1)   Basic Shares   49.9
EQUITY ISSUE PRICE      $ 36.18     2003E               15.4 x      70.0%

PREMIUM PAID OVER MARKET                    0%        5%         10%        15%       20%       25%       30%       35%       40%
                                            --        --         ---        ---       ---       ---       ---       ---       ---
PRICE PAID PER SHARE                    $ 19.67   $ 20.65     $ 21.64    $ 22.62   $ 23.60   $ 24.59   $ 25.57   $ 26.55   $ 27.54
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Buy-in of Basic Shares                  $   294   $   309     $   324    $   339   $   353   $   368   $   383   $   397   $   412
------------------------------------------------------------------------------------------------------------------------------------
Liquidation of Options(2)               $     0   $     0     $     0    $     0   $     0   $     0   $     0   $     0   $     0
------------------------------------------------------------------------------------------------------------------------------------
Transaction Fees                        $     8   $     8     $     8    $     8   $     8   $     8   $     8   $     8   $     8
------------------------------------------------------------------------------------------------------------------------------------
Total Cost of Buy-in                    $   302   $   317     $   332    $   347   $   361   $   376   $   391   $   405   $   420
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued by Saturn                     8.4       8.8         9.2        9.6      10.0       10.4     10.8      11.2      11.6
------------------------------------------------------------------------------------------------------------------------------------
After-Tax Cash Earnings Pickup
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                  5.3       5.3         5.3        5.3       5.3       5.3       5.3       5.3       5.3
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                    11.0      11.0        11.0       11.0      11.0      11.0      11.0      11.0      11.0
------------------------------------------------------------------------------------------------------------------------------------
Annual After-Tax Interest Expense
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                   --        --          --         --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
  2003E(4)                                   --        --          --         --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Saturn EPS
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                              $  1.77   $  1.77     $  1.76    $  1.76   $  1.75   $  1.75   $  1.74   $  1.74   $  1.74
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                 $  2.28   $  2.27     $  2.27    $  2.26   $  2.25   $  2.25   $  2.24   $  2.23   $  2.23
------------------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution), Absolute
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                              $ (0.08)  $ (0.08)    $ (0.09)   $ (0.09)  $ (0.10)  $ (0.10)  $ (0.11)  $ (0.11)  $ (0.11)
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                 $ (0.07)  $ (0.08)    $ (0.08)   $ (0.09)  $ (0.10)  $ (0.10)  $ (0.11)  $ (0.12)  $ (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution)
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                (4.1)%    (4.4)%      (4.6)%     (4.9)%    (5.2)%    (5.4)%    (5.7)%    (5.9)%    (6.2)%
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                   (3.1)%    (3.3)%      (3.6)%     (3.9)%    (4.1)%    (4.4)%    (4.7)%    (4.9)%    (5.2)%
------------------------------------------------------------------------------------------------------------------------------------
P/E Multiple to Maintain Share Price
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                25.5 x    25.6 x      25.6 x     25.7 x    25.8 x    25.9 x    25.9 x    26.0 x    26.1 x
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                   19.9 x    19.9 x      20.0 x     20.0 x    20.1 x    20.1 x    20.2 x    20.2 x    20.3 x
------------------------------------------------------------------------------------------------------------------------------------


PREMIUM PAID OVER MARKET                   45%       50%
                                           ---       ---
PRICE PAID PER SHARE                    $ 28.52   $ 29.51
==========================================================
----------------------------------------------------------
Buy-in of Basic Shares                  $   427   $   442
----------------------------------------------------------
Liquidation of Options(2)               $     0   $     0
----------------------------------------------------------
Transaction Fees                        $     8   $     8
----------------------------------------------------------
Total Cost of Buy-in                    $   435   $   450
----------------------------------------------------------
Shares Issued by Saturn                    12.0      12.4
----------------------------------------------------------
After-Tax Cash Earnings Pickup
----------------------------------------------------------
  2002E(3)                                  5.3       5.3
----------------------------------------------------------
  2003E                                    11.0      11.0
----------------------------------------------------------
Annual After-Tax Interest Expense
----------------------------------------------------------
  2002E(3)                                   --        --
----------------------------------------------------------
  2003E(4)                                   --        --
----------------------------------------------------------
Pro Forma Saturn EPS
----------------------------------------------------------
  2002E(3)                              $  1.73   $  1.73
----------------------------------------------------------
  2003E                                 $  2.22   $  2.22
----------------------------------------------------------
Accretion / (Dilution), Absolute
----------------------------------------------------------
  2002E(3)                              $ (0.12)  $ (0.12)
----------------------------------------------------------
  2003E                                 $ (0.13)  $ (0.13)
----------------------------------------------------------
Accretion / (Dilution)
----------------------------------------------------------
  2002E(3)                                (6.5)%    (6.7)%
----------------------------------------------------------
  2003E                                   (5.4)%    (5.7)%
----------------------------------------------------------
P/E Multiple to Maintain Share Price
----------------------------------------------------------
  2002E(3)                                26.1 x    26.2 x
----------------------------------------------------------
  2003E                                   20.4 x    20.4 x

(1) AS OF FEB-2002, AS PROVIDED BY SATURN MANAGEMENT.
(2) ASSUMES NO EQUITY CONSIDERATION FOR TRITON OPTIONS. ASSUMES TRITON OPTIONS ARE ROLLED OVER INTO SATURN SHARES.
(3) ASSUMES A 9 MONTH IMPACT FOR 2002.
(4) ASSUMES COMPOUNDING OF INTEREST.


--------------------------------------------------------------------------------
                                     Detailed Accretion / (Dilution) Analysis 24

================================================================================
[LOGO] Goldman Sachs

ACCRETION / (DILUTION)
CASH ACQUISITION - ASSUMING BALANCE SHEET CASH NOT REPLACED BY EQUITY

$ MILLIONS, EXCEPT PER SHARE
--------------------------------------------------------------------------------

                                               EPS        P/E                                                      EPS      P/E
                                               ---        ---                                                      ---      ---
SATURN SHARE PRICE      $ 45.23     2002E    $ 1.85     24.4 x      TRITON SHARE PRICE    $ 19.67        2002E   $ 0.45    43.9 x
DILUTED MARKET CAP      $ 6,270     2003E    $ 2.35     19.2 x      DILUTED MARKET CAP    $  982         2003E   $ 0.67    29.3 x

2002 Cost of Cash          2.6%     EFFECTIVE DEBT P/E              SATURN OWNERSHIP(1)   Basic Shares   49.917865
                                    ------------------              70.2%
2003 Cost of Cash          3.5%     2002      59.3 x
Tax Rate                  36.0%     2003      44.6 x

PREMIUM PAID OVER MARKET                    0%        5%         10%        15%       20%       25%       30%       35%       40%
                                            --        --         ---        ---       ---       ---       ---       ---       ---
PRICE PAID PER SHARE                    $ 19.67   $ 20.65     $ 21.64    $ 22.62   $ 23.60   $ 24.59   $ 25.57   $ 26.55   $ 27.54
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Buy-in of Basic Shares                  $   293   $   307     $   322    $   337   $   351   $   366   $   381   $   395   $   410
------------------------------------------------------------------------------------------------------------------------------------
Liquidation of Options(2)               $     0   $     0     $     0    $     0   $     0   $     0   $     0   $     0   $     0
------------------------------------------------------------------------------------------------------------------------------------
Transaction Fees                        $     8   $     8     $     8    $     8   $     8   $     8   $     8   $     8   $     8
------------------------------------------------------------------------------------------------------------------------------------
Total Cost of Buy-in                    $   301   $   315     $   330    $   345   $   359   $   374   $   389   $   403   $   418
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued by Saturn                     --        --          --         --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
After-Tax Cash Earnings Pickup
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                  5.3       5.3         5.3        5.3       5.3       5.3       5.3       5.3       5.3
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                    11.0      11.0        11.0       11.0      11.0      11.0      11.0      11.0      11.0
------------------------------------------------------------------------------------------------------------------------------------
Annual After-Tax Interest Expense
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                 (3.8)     (4.0)       (4.2)      (4.4)     (4.5)     (4.7)     (4.9)     (5.1)     (5.3)
------------------------------------------------------------------------------------------------------------------------------------
  2003E(4)                                 (6.8)     (7.2)       (7.5)      (7.8)     (8.2)     (8.5)     (8.8)     (9.1)     (9.5)
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Saturn EPS
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                              $  1.86   $  1.85     $  1.85    $  1.85   $  1.85   $  1.85   $  1.85   $  1.85   $  1.84
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                 $  2.37   $  2.36     $  2.36    $  2.36   $  2.36   $  2.35   $  2.35   $  2.35   $  2.35
------------------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution), Absolute
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                              $  0.01   $  0.00     $  0.00    $  0.00   $  0.00   $ (0.00)  $ (0.00)  $ (0.00)  $  (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                 $  0.02   $  0.01     $  0.01    $  0.01   $  0.01   $  0.00   $  0.00   $ (0.00)  $  (0.00)
------------------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution)
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                0.3 %     0.2 %       0.2 %      0.1 %     0.0 %    (0.1)%    (0.1)%    (0.2)%     (0.3)%
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                   0.7 %     0.6 %       0.5 %      0.4 %     0.3 %     0.2 %     0.1 %    (0.0)%     (0.1)%
------------------------------------------------------------------------------------------------------------------------------------
P/E Multiple to Maintain Share Price
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                               24.4 x    24.4 x      24.4 x     24.4 x    24.4 x    24.5 x    24.5 x    24.5 x     24.5 x
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                  19.1 x    19.1 x      19.2 x     19.2 x    19.2 x    19.2 x    19.2 x    19.3 x     19.3 x
------------------------------------------------------------------------------------------------------------------------------------


PREMIUM PAID OVER MARKET                   45%       50%
                                           ---       ---
PRICE PAID PER SHARE                    $ 28.52   $ 29.51
==========================================================
----------------------------------------------------------
Buy-in of Basic Shares                  $   425   $   439
----------------------------------------------------------
Liquidation of Options(2)               $     0   $     0
----------------------------------------------------------
Transaction Fees                        $     8   $     8
----------------------------------------------------------
Total Cost of Buy-in                    $   433   $   447
----------------------------------------------------------
Shares Issued by Saturn                      --        --
----------------------------------------------------------
After-Tax Cash Earnings Pickup
----------------------------------------------------------
  2002E(3)                                  5.3       5.3
----------------------------------------------------------
  2003E                                    11.0      11.0
----------------------------------------------------------
Annual After-Tax Interest Expense
----------------------------------------------------------
  2002E(3)                                 (5.5)     (5.7)
----------------------------------------------------------
  2003E(4)                                 (9.8)    (10.1)
----------------------------------------------------------
Pro Forma Saturn EPS
----------------------------------------------------------
  2002E(3)                              $  1.84   $  1.84
----------------------------------------------------------
  2003E                                 $  2.34   $  2.34
----------------------------------------------------------
Accretion / (Dilution), Absolute
----------------------------------------------------------
  2002E(3)                              $ (0.01)  $ (0.01)
----------------------------------------------------------
  2003E                                 $ (0.01)  $ (0.01)
----------------------------------------------------------
Accretion / (Dilution)
----------------------------------------------------------
  2002E(3)                                (0.4)%    (0.4)%
----------------------------------------------------------
  2003E                                   (0.2)%    (0.3)%
----------------------------------------------------------
P/E Multiple to Maintain Share Price
----------------------------------------------------------
  2002E(3)                                24.5 x    24.6 x
----------------------------------------------------------
  2003E                                   19.3 x    19.3 x

(1) AS OF FEB-2002, AS PROVIDED BY SATURN MANAGEMENT.
(2) ASSUMES NO EQUITY CONSIDERATION FOR TRITON OPTIONS. ASSUMES TRITON OPTIONS ARE ROLLED OVER INTO SATURN SHARES.
(3) ASSUMES A 9 MONTH IMPACT FOR 2002.
(4) ASSUMES COMPOUNDING OF INTEREST.


--------------------------------------------------------------------------------
                                     Detailed Accretion / (Dilution) Analysis 25

================================================================================
[LOGO] Goldman Sachs

ACCRETION / (DILUTION)
CASH ACQUISITION - ASSUMING COST OF DEBT FINANCING

$ MILLIONS, EXCEPT PER SHARE
--------------------------------------------------------------------------------

                                               EPS        P/E                                                      EPS      P/E
                                               ---        ---                                                      ---      ---
SATURN SHARE PRICE      $ 45.23     2002E    $ 1.85     24.4 x      TRITON SHARE PRICE    $ 19.67        2002E   $ 0.45    43.9 x
DILUTED MARKET CAP      $ 6,270     2003E    $ 2.35     19.2 x      DILUTED MARKET CAP    $  982         2003E   $ 0.67    29.3 x

2002 Cost of Debt          8.0%     EFFECTIVE DEBT P/E              SATURN OWNERSHIP(1)   Basic Shares   49.9
                                    ------------------              70.0%
2003 Cost of Debt          8.0%     2002      19.5 x
Tax Rate                  36.0%     2003      19.5 x

PREMIUM PAID OVER MARKET                    0%        5%         10%        15%       20%       25%       30%       35%       40%
                                            --        --         ---        ---       ---       ---       ---       ---       ---
PRICE PAID PER SHARE                    $ 19.67   $ 20.65     $ 21.64    $ 22.62   $ 23.60   $ 24.59   $ 25.57   $ 26.55   $ 27.54
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
Buy-in of Basic Shares                  $   294   $   309     $   324    $   339   $   353   $   368   $   383   $   397   $   412
------------------------------------------------------------------------------------------------------------------------------------
Liquidation of Options(2)               $     0   $     0     $     0    $     0   $     0   $     0   $     0   $     0   $     0
------------------------------------------------------------------------------------------------------------------------------------
Transaction Fees                        $     8   $     8     $     8    $     8   $     8   $     8   $     8   $     8   $     8
------------------------------------------------------------------------------------------------------------------------------------
Total Cost of Buy-in                    $   302   $   317     $   332    $   347   $   361   $   376   $   391   $   405   $   420
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued by Saturn                     --        --          --         --        --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
After-Tax Cash Earnings Pickup
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                  5.3       5.3         5.3        5.3       5.3       5.3       5.3       5.3       5.3
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                    11.0      11.0        11.0       11.0      11.0      11.0      11.0      11.0      11.0
------------------------------------------------------------------------------------------------------------------------------------
Annual After-Tax Interest Expense
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                (11.6)    (12.2)      (12.7)     (13.3)    (13.9)    (14.4)    (15.0)    (15.6)    (16.1)
------------------------------------------------------------------------------------------------------------------------------------
  2003E(4)                                (16.1)    (16.9)      (17.6)     (18.4)    (19.2)    (20.0)    (20.8)    (21.6)    (22.3)
------------------------------------------------------------------------------------------------------------------------------------
Pro Forma Saturn EPS
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                              $  1.80   $  1.79     $  1.79    $  1.79   $  1.78   $  1.78   $  1.77   $  1.77   $  1.76
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                 $  2.30   $  2.29     $  2.29    $  2.28   $  2.28   $  2.27   $  2.27   $  2.26   $  2.25
------------------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution), Absolute
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                              $ (0.05)  $ (0.06)    $ (0.06)   $ (0.06)  $ (0.07)  $ (0.07)  $ (0.08)  $ (0.08)  $ (0.09)
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                 $ (0.05)  $ (0.06)    $ (0.06)   $ (0.07)  $ (0.07)  $ (0.08)  $ (0.08)  $ (0.09)  $ (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Accretion / (Dilution)
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                (2.8)%    (3.0)%      (3.3)%     (3.5)%    (3.7)%    (3.9)%    (4.2)%    (4.4)%    (4.6)%
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                   (2.2)%    (2.4)%      (2.6)%     (2.9)%    (3.1)%    (3.4)%    (3.6)%    (3.9)%    (4.1)%
------------------------------------------------------------------------------------------------------------------------------------
P/E Multiple to Maintain Share Price
------------------------------------------------------------------------------------------------------------------------------------
  2002E(3)                                25.2 x    25.2 x      25.3 x     25.3 x    25.4 x    25.4 x    25.5 x    25.6 x    25.6 x
------------------------------------------------------------------------------------------------------------------------------------
  2003E                                   19.7 x    19.7 x      19.8 x     19.8 x    19.9 x    19.9 x    20.0 x    20.0 x    20.1 x
------------------------------------------------------------------------------------------------------------------------------------


PREMIUM PAID OVER MARKET                   45%       50%
                                           ---       ---
PRICE PAID PER SHARE                    $ 28.52   $ 29.51
==========================================================
----------------------------------------------------------
Buy-in of Basic Shares                  $   427   $   442
----------------------------------------------------------
Liquidation of Options(2)               $     0   $     0
----------------------------------------------------------
Transaction Fees                        $     8   $     8
----------------------------------------------------------
Total Cost of Buy-in                    $   435   $   450
----------------------------------------------------------
Shares Issued by Saturn                      --        --
----------------------------------------------------------
After-Tax Cash Earnings Pickup
----------------------------------------------------------
  2002E(3)                                  5.3       5.3
----------------------------------------------------------
  2003E                                    11.0      11.0
----------------------------------------------------------
Annual After-Tax Interest Expense
----------------------------------------------------------
  2002E(3)                                 (16.7)   (17.3)
----------------------------------------------------------
  2003E(4)                                 (23.1)   (23.9)
----------------------------------------------------------
Pro Forma Saturn EPS
----------------------------------------------------------
  2002E(3)                              $  1.76   $  1.76
----------------------------------------------------------
  2003E                                 $  2.25   $  2.24
----------------------------------------------------------
Accretion / (Dilution), Absolute
----------------------------------------------------------
  2002E(3)                              $ (0.09)  $ (0.09)
----------------------------------------------------------
  2003E                                 $ (0.10)  $ (0.11)
----------------------------------------------------------
Accretion / (Dilution)
----------------------------------------------------------
  2002E(3)                                (4.8)%    (5.1)%
----------------------------------------------------------
  2003E                                   (4.3)%    (4.6)%
----------------------------------------------------------
P/E Multiple to Maintain Share Price
----------------------------------------------------------
  2002E(3)                                25.7 x    25.8 x
----------------------------------------------------------
  2003E                                   20.1 x    20.2 x

(1) AS OF FEB-2002, AS PROVIDED BY SATURN MANAGEMENT.
(2) ASSUMES NO EQUITY CONSIDERATION FOR TRITON OPTIONS. ASSUMES TRITON OPTIONS ARE ROLLED OVER INTO SATURN SHARES.
(3) ASSUMES A 9 MONTH IMPACT FOR 2002.
(4) ASSUMES COMPOUNDING OF INTEREST.


--------------------------------------------------------------------------------
                                     Detailed Accretion / (Dilution) Analysis 26

================================================================================
[LOGO] Goldman Sachs


APPENDIX B: SUMMARY MINORITY BUY-IN STATISTICS


--------------------------------------------------------------------------------
                                           Summary Minority Buy-In Statistics 27

================================================================================
[LOGO] Goldman Sachs

ANALYSIS OF SELECTED MINORITY BUY-OUT PREMIUMS
1995 - 2001 YTD(1)

--------------------------------------------------------------------------------

  PREMIUM OF INITIAL BID VS. TARGET STOCK PRICE ONE DAY PRIOR TO ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                               --------------
                                                               Mean:    20.9%
                                                               Median:  15.8%
                                                               --------------

FREQUENCY

  2         4         16          15           9           1           7           2         5
----------------------------------------------------------------------------------------------
< -10   -10 to 0    0 to 10    10 to 20    20 to 30    30 to 40    40 to 50    50 to 60    >60

                                          % PREMIUM


   PREMIUM OF FINAL PRICE VS. TARGET STOCK PRICE ONE DAY PRIOR TO ANNOUNCEMENT
--------------------------------------------------------------------------------

                                                               --------------
                                                               Mean:    32.2%
                                                               Median:  22.6%
                                                               --------------

FREQUENCY

  3         25        15           9           4           2           2           2
--------------------------------------------------------------------------------------
< 0       0 to 20  20 to 40    40 to 60    60 to 80    80 to 100  100 to 120      >120

                                          % PREMIUM


(1) BASED ON 67 TRANSACTIONS FROM 1995 TO 2002 YTD IN WHICH THE ACQUIROR HAD IN EXCESS OF 50% OWNERSHIP PRIOR TO THE TRANSACTION AND ACQUIRED THE REMAINING MINORITY TO REACH 100% OWNERSHIP (EXCEPT FOR SBC/PRODIGY, IN WHICH SBC CONTROLLED THE PRODIGY BOARD OF DIRECTORS BUT HELD 42% OF THE PRODIGY SHARES, THERMO ELECTRON, WHICH HAS NOT YET COMPLETED ITS SHORT-FORM MERGER AND WESTFIELD, WHICH FINISHED WITH 96.1% OF THE TARGET AFTER COMPLETING ITS TENDER OFFER).

      NOTE: NOT ALL DATA AVAILABLE FOR EVERY TRANSACTION.


--------------------------------------------------------------------------------
                                           Summary Minority Buy-In Statistics 28

================================================================================
[LOGO] Goldman Sachs

ALL DOMESTIC MINORITY BUY-INS
1995 - 2002 YTD

--------------------------------------------------------------------------------

                                                                                                                             TRANS-
                                                                                                                             ACTION
  DATE                DATE                                                                                      % HELD       SIZE
ANNOUNCED           EFFECTIVE          TARGET                            ACQUIROR                                PRIOR       ($MM)
====================================================================================================================================
   1                   2                           3                                 4                            5            6
====================================================================================================================================
02/04/2002          Pending            Intimate Brands                   Limited                                 84.0        1,606
------------------------------------------------------------------------------------------------------------------------------------
11/07/2001          01/07/2002         Acquila                           Utilicorp/Acquila                       80.0          414
------------------------------------------------------------------------------------------------------------------------------------
10/23/2001          Pending            Transcontinental Realty Inv       American Realty Investors               62.1           59
------------------------------------------------------------------------------------------------------------------------------------
10/12/2001          Pending            Liberty Digital Incorporated      Liberty Media Corporation               83.8          108
------------------------------------------------------------------------------------------------------------------------------------
10/10/2001          11/27/2001         TD Waterhouse                     Toronto Dominion                        88.8          403
------------------------------------------------------------------------------------------------------------------------------------
10/04/2001          12/18/2001         TyCom                             Tyco International Ltd                  89.0          856
------------------------------------------------------------------------------------------------------------------------------------
10/01/2001          Pending            NCH Corporation                   Investor Group                          57.0          122
------------------------------------------------------------------------------------------------------------------------------------
09/21/2001          11/07/2001         Prodigy Communications(2)         SBC Communications Inc.                 42.0          467
------------------------------------------------------------------------------------------------------------------------------------
08/21/2001          Part. Comp.(3)     Spectra Physics Inc.              Thermo Electron Corp                    73.4           71
------------------------------------------------------------------------------------------------------------------------------------
06/06/2001          12/13/2001         Liberty Financial Companies       Liberty Mutual Insurance Company        70.0          536
------------------------------------------------------------------------------------------------------------------------------------
05/23/2001          09/28/2001         Unigraphics Solutions Inc.        Electronic Data Systems                 86.0          209
------------------------------------------------------------------------------------------------------------------------------------
03/26/2001          08/22/2001         CSFBdirect (formerly DLJdirect)   CSFB                                    82.0          110
------------------------------------------------------------------------------------------------------------------------------------
02/15/2001          09/28/2001         Westfield America Inc.            Westfield America Trust(4)              77.5        1,051
------------------------------------------------------------------------------------------------------------------------------------
10/27/2000          03/16/2001         Azurix Corp(Enron Corp)           Enron Corp                              64.9          330
------------------------------------------------------------------------------------------------------------------------------------
09/21/2000          03/09/2001         Hertz Corp(Ford Motor Co)         Ford Motor Co                           81.5          721
------------------------------------------------------------------------------------------------------------------------------------
08/30/2000          01/03/2001         AXA Financial Inc                 AXA Group(AXA-UAP)                      54.7       11,189
------------------------------------------------------------------------------------------------------------------------------------
08/15/2000          02/21/2001         Infinity Broadcasting Corp        Viacom Inc(Natl Amusements)             64.3       13,649
------------------------------------------------------------------------------------------------------------------------------------
08/14/2000          07/13/2001         BHC Communications Inc.           News Corp Ltd                           76.1          888
------------------------------------------------------------------------------------------------------------------------------------
07/09/2000          09/14/2000         Life Technologies Inc(Dexter)     Invitrogen Corp                         72.1          402
------------------------------------------------------------------------------------------------------------------------------------
04/24/2000          07/17/2000         Cherry Corp                       Investor Group                          51.1          144
------------------------------------------------------------------------------------------------------------------------------------
03/27/2000          06/27/2000         Hartford Life(ITT Hartford)       Hartford Financial Svcs Inc             80.4        1,325
------------------------------------------------------------------------------------------------------------------------------------
03/23/2000          06/08/2000         Homestead Village Inc             Security Capital Group Inc              72.3          157
------------------------------------------------------------------------------------------------------------------------------------
03/21/2000          04/20/2000         Travelers Property Casualty       Citigroup Inc                           85.0        2,449
------------------------------------------------------------------------------------------------------------------------------------
03/17/2000          09/15/2000         Vastar Resources Inc              BP Amoco PLC                            80.1        1,576
------------------------------------------------------------------------------------------------------------------------------------
03/14/2000          06/20/2000         Howmet International Inc          Alcoa Inc                               81.1          349
------------------------------------------------------------------------------------------------------------------------------------
02/02/2000          06/30/2000         Thermo Instrument Systems Inc     Thermo Electron Corp                    69.8          832
------------------------------------------------------------------------------------------------------------------------------------
01/31/2000          06/30/2000         Thermedics(Thermo Electron)       Thermo Electron Corp                    65.5          169
------------------------------------------------------------------------------------------------------------------------------------
01/31/2000          04/20/2000         Thermo BioAnalysis(Thermo)        Thermo Instrument Systems Inc           70.1          168
------------------------------------------------------------------------------------------------------------------------------------
01/18/2000          09/21/2000         AmerUs Life Holdings Inc.         American Mutual Holding Co.             58.0          329
------------------------------------------------------------------------------------------------------------------------------------
12/01/1999          04/19/2000         Boise Cascade Office Products     Boise Cascade Corp                      80.5          205
------------------------------------------------------------------------------------------------------------------------------------
11/05/1999          11/05/1999         PEC Israel Economic Corp          Discount Investment Corp(IDB)           56.3          320
------------------------------------------------------------------------------------------------------------------------------------
05/07/1999          07/30/1999         J Ray McDermott SA                McDermott International Inc             63.0          515
------------------------------------------------------------------------------------------------------------------------------------
04/01/1999          08/15/1999         Aqua Alliance Inc                 Vivendi SA                              77.8          117
------------------------------------------------------------------------------------------------------------------------------------
03/24/1999          11/04/1999         Knoll Inc(Warburg, Pincus)        Warburg, Pincus Ventures Inc            58.2          491
------------------------------------------------------------------------------------------------------------------------------------
03/21/1999          07/01/1999         Spelling Entertainment Group      Viacom Inc(Natl Amusements)             80.9          192
------------------------------------------------------------------------------------------------------------------------------------
10/27/1998          12/14/1998         Citizens Corp(Hanover Ins Co)     Allmerica Financial Corp                81.8          212
------------------------------------------------------------------------------------------------------------------------------------
10/16/1998          02/12/1999         BRC Holdings Inc                  Affiliated Computer Services            51.0          132
------------------------------------------------------------------------------------------------------------------------------------
09/29/1998          10/07/1998         Newmont Gold Co                   Newmont Mining Corp                     93.8          265
------------------------------------------------------------------------------------------------------------------------------------
09/23/1998          12/17/1998         J&L Specialty Steel Inc           Usinor SA                               53.5          115
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          %
                                                                                                                          CHANGE
                                                                         STOCK (S)    INITIAL     FINAL        % IN-      30 DAYS
  DATE                DATE                                               CASH (C)     PRICE PER   PRICE PER    CREASE     TO 1 DAY
ANNOUNCED           EFFECTIVE          TARGET                            MIX (M)      SHARE ($)   SHARE ($)(1) IN OFFER   PRIOR
====================================================================================================================================
   1                   2                           3                        7            8            9           10         11
====================================================================================================================================
02/04/2002          Pending            Intimate Brands                      S            19.30        NA          NA        12.1
------------------------------------------------------------------------------------------------------------------------------------
11/07/2001          01/07/2002         Acquila                              S            20.69      20.69         0.0      (24.4)
------------------------------------------------------------------------------------------------------------------------------------
10/23/2001          Pending            Transcontinental Realty Inv          C            17.50        NA          NA       (14.8)
------------------------------------------------------------------------------------------------------------------------------------
10/12/2001          Pending            Liberty Digital Incorporated         S             3.23        NA          NA       (34.7)
------------------------------------------------------------------------------------------------------------------------------------
10/10/2001          11/27/2001         TD Waterhouse                        C             9.00       9.50         5.6      (13.3)
------------------------------------------------------------------------------------------------------------------------------------
10/04/2001          12/18/2001         TyCom                                S            14.00      15.42        10.2       (6.3)
------------------------------------------------------------------------------------------------------------------------------------
10/01/2001          Pending            NCH Corporation                      C            47.50      52.50        10.5      (11.3)
------------------------------------------------------------------------------------------------------------------------------------
09/21/2001          11/07/2001         Prodigy Communications(2)            C             5.45       6.60        21.1      (40.8)
------------------------------------------------------------------------------------------------------------------------------------
08/21/2001          Part. Comp.(3)     Spectra Physics Inc.                 C            20.00      17.50       (12.5)     (29.8)
------------------------------------------------------------------------------------------------------------------------------------
06/06/2001          12/13/2001         Liberty Financial Companies          C            33.70      33.70         0.0       (9.5)
------------------------------------------------------------------------------------------------------------------------------------
05/23/2001          09/28/2001         Unigraphics Solutions Inc.           C            27.00      32.50        20.4       19.1
------------------------------------------------------------------------------------------------------------------------------------
03/26/2001          08/22/2001         CSFBdirect (formerly DLJdirect)      C             4.00       6.00        50.0      (22.1)
------------------------------------------------------------------------------------------------------------------------------------
02/15/2001          09/28/2001         Westfield America Inc.               C            16.25      16.25         0.0       (0.9)
------------------------------------------------------------------------------------------------------------------------------------
10/27/2000          03/16/2001         Azurix Corp(Enron Corp)              C             7.00       8.38        19.6      (17.4)
------------------------------------------------------------------------------------------------------------------------------------
09/21/2000          03/09/2001         Hertz Corp(Ford Motor Co)            C            30.00      35.50        18.3      (23.8)
------------------------------------------------------------------------------------------------------------------------------------
08/30/2000          01/03/2001         AXA Financial Inc                    M            53.50      54.63         2.1       36.6
------------------------------------------------------------------------------------------------------------------------------------
08/15/2000          02/21/2001         Infinity Broadcasting Corp           S            40.04      32.89       (17.9)      (4.4)
------------------------------------------------------------------------------------------------------------------------------------
08/14/2000          07/13/2001         BHC Communications Inc.              M           165.00     165.00         0.0       (5.8)
------------------------------------------------------------------------------------------------------------------------------------
07/09/2000          09/14/2000         Life Technologies Inc(Dexter)        M            60.00      60.00         0.0       (2.2)
------------------------------------------------------------------------------------------------------------------------------------
04/24/2000          07/17/2000         Cherry Corp                          C            18.75      26.40        40.8      (16.8)
------------------------------------------------------------------------------------------------------------------------------------
03/27/2000          06/27/2000         Hartford Life(ITT Hartford)          C            44.00      50.50        14.8       16.0
------------------------------------------------------------------------------------------------------------------------------------
03/23/2000          06/08/2000         Homestead Village Inc                C             3.40       4.10        20.6       33.3
------------------------------------------------------------------------------------------------------------------------------------
03/21/2000          04/20/2000         Travelers Property Casualty          C            41.50      41.95         1.1        8.5
------------------------------------------------------------------------------------------------------------------------------------
03/17/2000          09/15/2000         Vastar Resources Inc                 C            71.00      83.00        16.9       36.9
------------------------------------------------------------------------------------------------------------------------------------
03/14/2000          06/20/2000         Howmet International Inc             C            18.75      21.00        12.0        2.1
------------------------------------------------------------------------------------------------------------------------------------
02/02/2000          06/30/2000         Thermo Instrument Systems Inc        S            20.40      20.40         0.0       44.4
------------------------------------------------------------------------------------------------------------------------------------
01/31/2000          06/30/2000         Thermedics(Thermo Electron)          S            10.80      10.80         0.0       12.6
------------------------------------------------------------------------------------------------------------------------------------
01/31/2000          04/20/2000         Thermo BioAnalysis(Thermo)           C            28.00      28.00         0.0        1.7
------------------------------------------------------------------------------------------------------------------------------------
01/18/2000          09/21/2000         AmerUs Life Holdings Inc.            S              NA         NA          NA        (3.2)
------------------------------------------------------------------------------------------------------------------------------------
12/01/1999          04/19/2000         Boise Cascade Office Products        C            13.25      16.50        24.5        8.2
------------------------------------------------------------------------------------------------------------------------------------
11/05/1999          11/05/1999         PEC Israel Economic Corp             C            36.50      36.50         0.0        2.6
------------------------------------------------------------------------------------------------------------------------------------
05/07/1999          07/30/1999         J Ray McDermott SA                   C            35.62      35.62         0.0        5.6
------------------------------------------------------------------------------------------------------------------------------------
04/01/1999          08/15/1999         Aqua Alliance Inc                    C             2.00       2.90        45.0       63.6
------------------------------------------------------------------------------------------------------------------------------------
03/24/1999          11/04/1999         Knoll Inc(Warburg, Pincus)           C            25.00      28.00        12.0      (22.3)
------------------------------------------------------------------------------------------------------------------------------------
03/21/1999          07/01/1999         Spelling Entertainment Group         C             9.00       9.75         8.3       45.5
------------------------------------------------------------------------------------------------------------------------------------
10/27/1998          12/14/1998         Citizens Corp(Hanover Ins Co)        C            29.00      33.25        14.7        0.5
------------------------------------------------------------------------------------------------------------------------------------
10/16/1998          02/12/1999         BRC Holdings Inc                     C            19.00      19.00         0.0       (1.7)
------------------------------------------------------------------------------------------------------------------------------------
09/29/1998          10/07/1998         Newmont Gold Co                      S            25.37      25.37         0.0       70.5
------------------------------------------------------------------------------------------------------------------------------------
09/23/1998          12/17/1998         J&L Specialty Steel Inc              C             5.75       6.38        11.0      (37.0)
------------------------------------------------------------------------------------------------------------------------------------


                                                                       INITIAL         FINAL          INITIAL        FINAL
                                                                       PREMIUM TO      PREMIUM TO     PREMIUM TO     PREMIUM TO
  DATE                DATE                                             1 DAY PRIOR     1 DAY PRIOR    30 DAYS        30 DAYS
ANNOUNCED           EFFECTIVE          TARGET                          (%)             (%)            PRIOR (%)      PRIOR (%)
====================================================================================================================================
   1                   2                           3                      12               13             14             15
====================================================================================================================================
02/04/2002          Pending            Intimate Brands                    7.8              NA            20.8            NA
------------------------------------------------------------------------------------------------------------------------------------
11/07/2001          01/07/2002         Acquila                           15.0             15.0          (13.1)         (13.1)
------------------------------------------------------------------------------------------------------------------------------------
10/23/2001          Pending            Transcontinental Realty Inv       45.8              NA            24.2            NA
------------------------------------------------------------------------------------------------------------------------------------
10/12/2001          Pending            Liberty Digital Incorporated      10.1              NA           (28.2)           NA
------------------------------------------------------------------------------------------------------------------------------------
10/10/2001          11/27/2001         TD Waterhouse                     45.2             53.2           25.9           32.9
------------------------------------------------------------------------------------------------------------------------------------
10/04/2001          12/18/2001         TyCom                             48.0             63.0           38.6           52.7
------------------------------------------------------------------------------------------------------------------------------------
10/01/2001          Pending            NCH Corporation                   21.2             34.0            7.5           18.8
------------------------------------------------------------------------------------------------------------------------------------
09/21/2001          11/07/2001         Prodigy Communications(2)         54.0             86.4           (8.9)          10.4
------------------------------------------------------------------------------------------------------------------------------------
08/21/2001          Part. Comp.(3)     Spectra Physics Inc.              46.1             27.8            2.6          (10.3)
------------------------------------------------------------------------------------------------------------------------------------
06/06/2001          12/13/2001         Liberty Financial Companies        3.1              3.1           (6.8)          (6.8)
------------------------------------------------------------------------------------------------------------------------------------
05/23/2001          09/28/2001         Unigraphics Solutions Inc.        27.1             52.9           51.3           82.2
------------------------------------------------------------------------------------------------------------------------------------
03/26/2001          08/22/2001         CSFBdirect (formerly DLJdirect)   60.0            140.0           24.6           86.9
------------------------------------------------------------------------------------------------------------------------------------
02/15/2001          09/28/2001         Westfield America Inc.            11.7             11.7           10.6           10.6
------------------------------------------------------------------------------------------------------------------------------------
10/27/2000          03/16/2001         Azurix Corp(Enron Corp)           96.5            135.1           62.3           94.2
------------------------------------------------------------------------------------------------------------------------------------
09/21/2000          03/09/2001         Hertz Corp(Ford Motor Co)         23.7             46.4           (5.7)          11.6
------------------------------------------------------------------------------------------------------------------------------------
08/30/2000          01/03/2001         AXA Financial Inc                  2.4              4.6           39.9           42.8
------------------------------------------------------------------------------------------------------------------------------------
08/15/2000          02/21/2001         Infinity Broadcasting Corp        13.6             (6.7)           8.6          (10.8)
------------------------------------------------------------------------------------------------------------------------------------
08/14/2000          07/13/2001         BHC Communications Inc.           16.4             16.4            9.6            9.6
------------------------------------------------------------------------------------------------------------------------------------
07/09/2000          09/14/2000         Life Technologies Inc(Dexter)     22.4             22.4           19.7           19.7
------------------------------------------------------------------------------------------------------------------------------------
04/24/2000          07/17/2000         Cherry Corp                       44.2            103.1           20.0           69.0
------------------------------------------------------------------------------------------------------------------------------------
03/27/2000          06/27/2000         Hartford Life(ITT Hartford)        3.4             18.6           19.9           37.6
------------------------------------------------------------------------------------------------------------------------------------
03/23/2000          06/08/2000         Homestead Village Inc             23.6             49.1           64.8           98.8
------------------------------------------------------------------------------------------------------------------------------------
03/21/2000          04/20/2000         Travelers Property Casualty       23.2             24.5           33.6           35.1
------------------------------------------------------------------------------------------------------------------------------------
03/17/2000          09/15/2000         Vastar Resources Inc              (0.6)            16.2           36.0           59.0
------------------------------------------------------------------------------------------------------------------------------------
03/14/2000          06/20/2000         Howmet International Inc           1.4             13.5            3.4           15.9
------------------------------------------------------------------------------------------------------------------------------------
02/02/2000          06/30/2000         Thermo Instrument Systems Inc     27.0             27.0           83.4           83.4
------------------------------------------------------------------------------------------------------------------------------------
01/31/2000          06/30/2000         Thermedics(Thermo Electron)       76.3             76.3           98.6           98.6
------------------------------------------------------------------------------------------------------------------------------------
01/31/2000          04/20/2000         Thermo BioAnalysis(Thermo)        51.4             51.4           54.0           54.0
------------------------------------------------------------------------------------------------------------------------------------
01/18/2000          09/21/2000         AmerUs Life Holdings Inc.          NA               NA             NA             NA
------------------------------------------------------------------------------------------------------------------------------------
12/01/1999          04/19/2000         Boise Cascade Office Products     15.2             43.5           24.7           55.3
------------------------------------------------------------------------------------------------------------------------------------
11/05/1999          11/05/1999         PEC Israel Economic Corp           0.2              0.2            2.8            2.8
------------------------------------------------------------------------------------------------------------------------------------
05/07/1999          07/30/1999         J Ray McDermott SA                16.8             16.8           23.4           23.4
------------------------------------------------------------------------------------------------------------------------------------
04/01/1999          08/15/1999         Aqua Alliance Inc                (11.1)            28.9           45.5          110.9
------------------------------------------------------------------------------------------------------------------------------------
03/24/1999          11/04/1999         Knoll Inc(Warburg, Pincus)        63.9             83.6           27.4           42.7
------------------------------------------------------------------------------------------------------------------------------------
03/21/1999          07/01/1999         Spelling Entertainment Group       0.0              8.3           45.5           57.6
------------------------------------------------------------------------------------------------------------------------------------
10/27/1998          12/14/1998         Citizens Corp(Hanover Ins Co)      5.2             20.6            5.7           21.2
------------------------------------------------------------------------------------------------------------------------------------
10/16/1998          02/12/1999         BRC Holdings Inc                  17.1             17.1           15.2           15.2
------------------------------------------------------------------------------------------------------------------------------------
09/29/1998          10/07/1998         Newmont Gold Co                   (5.2)            (5.2)          61.7           61.7
------------------------------------------------------------------------------------------------------------------------------------
09/23/1998          12/17/1998         J&L Specialty Steel Inc           80.4            100.2           13.6           26.0
------------------------------------------------------------------------------------------------------------------------------------

                                                                         INITIAL          FINAL           INITIAL       FINAL
                                                                         PREMIUM TO       PREMIUM TO      PREMIUM TO    PREMIUM TO
  DATE                DATE                                               60 DAYS          60 DAYS         52-WEEK       52-WEEK
ANNOUNCED           EFFECTIVE          TARGET                            PRIOR (%)        PRIOR (%)       HIGH (%)      HIGH (%)
====================================================================================================================================
   1                   2                           3                       16               17              18            19
====================================================================================================================================
02/04/2002          Pending            Intimate Brands                    32.6              NA              5.7           NA
------------------------------------------------------------------------------------------------------------------------------------
11/07/2001          01/07/2002         Acquila                           (20.3)           (20.3)          (39.1)        (39.1)
------------------------------------------------------------------------------------------------------------------------------------
10/23/2001          Pending            Transcontinental Realty Inv        40.0              NA             12.9           NA
------------------------------------------------------------------------------------------------------------------------------------
10/12/2001          Pending            Liberty Digital Incorporated      (12.8)             NA            (76.5)          NA
------------------------------------------------------------------------------------------------------------------------------------
10/10/2001          11/27/2001         TD Waterhouse                       0.9              6.5           (49.8)        (47.0)
------------------------------------------------------------------------------------------------------------------------------------
10/04/2001          12/18/2001         TyCom                               2.7             13.2           (55.3)        (50.8)
------------------------------------------------------------------------------------------------------------------------------------
10/01/2001          Pending            NCH Corporation                     7.1             18.4           (35.9)        (29.1)
------------------------------------------------------------------------------------------------------------------------------------
09/21/2001          11/07/2001         Prodigy Communications(2)         (22.6)            (6.3)          (24.8)         (9.0)
------------------------------------------------------------------------------------------------------------------------------------
08/21/2001          Part. Comp.(3)     Spectra Physics Inc.               12.0             (2.0)          (72.3)        (75.8)
------------------------------------------------------------------------------------------------------------------------------------
06/06/2001          12/13/2001         Liberty Financial Companies       (19.1)           (19.1)          (28.6)        (28.6)
------------------------------------------------------------------------------------------------------------------------------------
05/23/2001          09/28/2001         Unigraphics Solutions Inc.         42.9             72.0             9.9          32.3
------------------------------------------------------------------------------------------------------------------------------------
03/26/2001          08/22/2001         CSFBdirect (formerly DLJdirect)   (15.8)            26.3           (74.3)        (61.4)
------------------------------------------------------------------------------------------------------------------------------------
02/15/2001          09/28/2001         Westfield America Inc.             17.1             17.1             5.2           5.2
------------------------------------------------------------------------------------------------------------------------------------
10/27/2000          03/16/2001         Azurix Corp(Enron Corp)            41.8             69.6           (50.2)        (40.4)
------------------------------------------------------------------------------------------------------------------------------------
09/21/2000          03/09/2001         Hertz Corp(Ford Motor Co)          (8.2)             8.6           (41.0)        (30.1)
------------------------------------------------------------------------------------------------------------------------------------
08/30/2000          01/03/2001         AXA Financial Inc                  57.4             60.7             2.4           4.6
------------------------------------------------------------------------------------------------------------------------------------
08/15/2000          02/21/2001         Infinity Broadcasting Corp          9.0            (10.5)           (2.0)        (19.5)
------------------------------------------------------------------------------------------------------------------------------------
08/14/2000          07/13/2001         BHC Communications Inc.            11.5             11.5            (2.4)         (2.4)
------------------------------------------------------------------------------------------------------------------------------------
07/09/2000          09/14/2000         Life Technologies Inc(Dexter)      15.4             15.4             9.1           9.1
------------------------------------------------------------------------------------------------------------------------------------
04/24/2000          07/17/2000         Cherry Corp                        (5.1)            33.7           (21.9)         10.0
------------------------------------------------------------------------------------------------------------------------------------
03/27/2000          06/27/2000         Hartford Life(ITT Hartford)        16.4             33.6           (20.0)         (8.2)
------------------------------------------------------------------------------------------------------------------------------------
03/23/2000          06/08/2000         Homestead Village Inc              39.5             68.2           (28.4)        (13.7)
------------------------------------------------------------------------------------------------------------------------------------
03/21/2000          04/20/2000         Travelers Property Casualty        13.7             14.9             0.5           1.5
------------------------------------------------------------------------------------------------------------------------------------
03/17/2000          09/15/2000         Vastar Resources Inc               27.6             49.2            (0.6)         16.2
------------------------------------------------------------------------------------------------------------------------------------
03/14/2000          06/20/2000         Howmet International Inc            2.4             14.7            (7.7)          3.4
------------------------------------------------------------------------------------------------------------------------------------
02/02/2000          06/30/2000         Thermo Instrument Systems Inc      71.8             71.8            19.6          19.6
------------------------------------------------------------------------------------------------------------------------------------
01/31/2000          06/30/2000         Thermedics(Thermo Electron)        94.2             94.2            10.8          10.8
------------------------------------------------------------------------------------------------------------------------------------
01/31/2000          04/20/2000         Thermo BioAnalysis(Thermo)         51.4             51.4            34.5          34.5
------------------------------------------------------------------------------------------------------------------------------------
01/18/2000          09/21/2000         AmerUs Life Holdings Inc.           NA               NA              NA            NA
------------------------------------------------------------------------------------------------------------------------------------
12/01/1999          04/19/2000         Boise Cascade Office Products      24.0             54.4           (13.8)          7.3
------------------------------------------------------------------------------------------------------------------------------------
11/05/1999          11/05/1999         PEC Israel Economic Corp            6.0              6.0             0.2           0.2
------------------------------------------------------------------------------------------------------------------------------------
05/07/1999          07/30/1999         J Ray McDermott SA                 49.2             49.2           (24.2)        (24.2)
------------------------------------------------------------------------------------------------------------------------------------
04/01/1999          08/15/1999         Aqua Alliance Inc                  14.3             65.7           (39.6)        (12.5)
------------------------------------------------------------------------------------------------------------------------------------
03/24/1999          11/04/1999         Knoll Inc(Warburg, Pincus)        (10.7)             0.0           (39.6)        (32.3)
------------------------------------------------------------------------------------------------------------------------------------
03/21/1999          07/01/1999         Spelling Entertainment Group       33.3             44.4            (5.3)          2.6
------------------------------------------------------------------------------------------------------------------------------------
10/27/1998          12/14/1998         Citizens Corp(Hanover Ins Co)      14.0             30.7           (16.2)         (4.0)
------------------------------------------------------------------------------------------------------------------------------------
10/16/1998          02/12/1999         BRC Holdings Inc                    9.7              9.7           (10.6)        (10.6)
------------------------------------------------------------------------------------------------------------------------------------
09/29/1998          10/07/1998         Newmont Gold Co                    30.9             30.9           (46.0)        (46.0)
------------------------------------------------------------------------------------------------------------------------------------
09/23/1998          12/17/1998         J&L Specialty Steel Inc            (5.2)             5.2           (58.4)        (53.8)
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           Summary Minority Buy-In Statistics 29

================================================================================
[LOGO] Goldman Sachs

ALL DOMESTIC MINORITY BUY-INS
1995 - 2001 YTD

--------------------------------------------------------------------------------

                                                                                                                         TRANS-
                                                                                                                         ACTION
  DATE            DATE                                                                                        % HELD     SIZE
ANNOUNCED       EFFECTIVE        TARGET                               ACQUIROR                                PRIOR      ($MM)
===================================================================================================================================
    1               2                        3                                    4                             5         6
===================================================================================================================================
09/08/1998      12/15/1998       PEC Israel Economic Corp             Investor Group                          81.4       125
-----------------------------------------------------------------------------------------------------------------------------------
08/24/1998      11/19/1998       Tele-Commun Intl(Tele-Commun)        Liberty Media(Tele-Commun)              81.1       379
-----------------------------------------------------------------------------------------------------------------------------------
04/30/1998      11/02/1998       Mycogen Corp(Dow AgroSciences)       Dow AgroSciences(Dow Chemical)          62.2       379
-----------------------------------------------------------------------------------------------------------------------------------
03/27/1998      07/15/1998       Intl Specialty Prods                 ISP Holdings Inc                        84.0       324
-----------------------------------------------------------------------------------------------------------------------------------
03/17/1998      07/31/1998       BET Holdings Inc                     Investor Group                          57.9       462
-----------------------------------------------------------------------------------------------------------------------------------
01/22/1998      09/29/1998       BT Office Products Intl Inc          Koninklijke KNP BT NV                   70.0       138
-----------------------------------------------------------------------------------------------------------------------------------
12/18/1997      09/25/1999       United States Cellular Corp.         Telephone & Data Systems Inc.           80.7       539
-----------------------------------------------------------------------------------------------------------------------------------
12/08/1997      03/23/1998       Angeles Participating Mortgage       Starwood Capital Group LP               70.0       700
-----------------------------------------------------------------------------------------------------------------------------------
09/18/1997      12/16/1997       Guaranty National Corp               Orion Capital Corp                      77.3       117
-----------------------------------------------------------------------------------------------------------------------------------
06/26/1997      11/26/1997       Rhone-Poulenc Rorer Inc              Rhone-Poulenc SA                        63.1     4,832
-----------------------------------------------------------------------------------------------------------------------------------
06/20/1997      03/30/1998       Wheelabrator Technologies Inc        Waste Management Inc                    65.4       870
-----------------------------------------------------------------------------------------------------------------------------------
06/02/1997      07/15/1997       Acordia Inc(Anthem Inc)              Anthem Inc                              60.8       193
-----------------------------------------------------------------------------------------------------------------------------------
05/14/1997      11/18/1997       Enron Global Power & Pipelines       Enron Corp                              50.6       428
-----------------------------------------------------------------------------------------------------------------------------------
02/27/1997      08/05/1998       Fina Inc.                            Petrofina S.A.                          85.4       257
-----------------------------------------------------------------------------------------------------------------------------------
02/20/1997      12/09/1997       NHP Inc(Apartment Investment)        Apartment Investment & Mgmt Co          53.3       114
-----------------------------------------------------------------------------------------------------------------------------------
01/28/1997      05/21/1997       Calgene Inc(Monsanto Co)             Monsanto Co                             56.3       243
-----------------------------------------------------------------------------------------------------------------------------------
01/21/1997      07/09/1997       Mafco Consolidated Grp(Mafco)        Mafco Holdings Inc                      85.0       117
-----------------------------------------------------------------------------------------------------------------------------------
01/13/1997      09/02/1997       Zurich Reinsurance Centre            Zurich Versicherungs GmbH               66.0       319
-----------------------------------------------------------------------------------------------------------------------------------
12/17/1996      07/16/1997       Allmerica Property & Casualty        Allmerica Financial Corp                59.3       817
-----------------------------------------------------------------------------------------------------------------------------------
12/17/1996      12/17/1996       Genetics Institute Inc               American Home Products Corp             60.0     1,006
-----------------------------------------------------------------------------------------------------------------------------------
08/26/1996      12/31/1996       Bankers Life Holding(Conseco)        Conseco Inc                             88.4       121
-----------------------------------------------------------------------------------------------------------------------------------
08/08/1996      09/17/1996       Roto Rooter Inc.                     Chemed Corporation                      54.9        94
-----------------------------------------------------------------------------------------------------------------------------------
05/27/1996      02/16/1997       SyStemix Inc(Novartis AG)            Novartis AG                             67.8       108
-----------------------------------------------------------------------------------------------------------------------------------
08/25/1995      01/02/1996       GEICO Corp(Berkshire Hathaway)       Berkshire Hathaway Inc                  52.6     2,349
-----------------------------------------------------------------------------------------------------------------------------------
07/14/1995      12/11/1995       REN Corp-USA(COBE Labs Inc)          COBE Laboratories(Gambro AB)            51.6       182
-----------------------------------------------------------------------------------------------------------------------------------
05/19/1995      12/06/1995       BIC Corp(BIC SA)                     BIC SA                                  77.7       213
-----------------------------------------------------------------------------------------------------------------------------------
04/07/1995      10/03/1995       LIN Broadcasting Company             McCaw Cellular Communications           52.0     3,233
-----------------------------------------------------------------------------------------------------------------------------------
04/05/1995      08/02/1995       Club Med Inc                         Club Mediterranee SA                    67.0       153
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Deals        67            overall mean                                                                 69.9
Total Cash         44            overall median                                                               70.0
Total Stock        15            overall high                                                                 93.8
Total Mixed         8            overall low                                                                  42.0
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     %
                                                                                                                   CHANGE
                                                                STOCK (S)    INITIAL     FINAL         % IN-      30 DAYS
  DATE            DATE                                          CASH (C)     PRICE PER   PRICE PER     CREASE     TO 1 DAY
ANNOUNCED       EFFECTIVE        TARGET                          MIX (M)     SHARE ($)   SHARE ($)(1)  IN OFFER   PRIOR
===================================================================================================================================
    1               2                        3                     7            8            9           10         11
===================================================================================================================================
09/08/1998      12/15/1998       PEC Israel Economic Corp          C          25.50        36.50        43.1       (9.0)
-----------------------------------------------------------------------------------------------------------------------------------
08/24/1998      11/19/1998       Tele-Commun Intl(Tele-Commun)     S          20.77        20.77         0.0      (14.7)
-----------------------------------------------------------------------------------------------------------------------------------
04/30/1998      11/02/1998       Mycogen Corp(Dow AgroSciences)    C          20.50        28.00        36.6        8.6
-----------------------------------------------------------------------------------------------------------------------------------
03/27/1998      07/15/1998       Intl Specialty Prods              S          18.25        18.25         0.0        9.4
-----------------------------------------------------------------------------------------------------------------------------------
03/17/1998      07/31/1998       BET Holdings Inc                  C          48.00        63.00        31.3       13.3
-----------------------------------------------------------------------------------------------------------------------------------
01/22/1998      09/29/1998       BT Office Products Intl Inc       C          10.50        13.75        31.0       33.9
-----------------------------------------------------------------------------------------------------------------------------------
12/18/1997      09/25/1999       United States Cellular Corp.      S          33.00        33.00         0.0        1.1
-----------------------------------------------------------------------------------------------------------------------------------
12/08/1997      03/23/1998       Angeles Participating Mortgage    M            NA           NA          NA         NA
-----------------------------------------------------------------------------------------------------------------------------------
09/18/1997      12/16/1997       Guaranty National Corp            M          34.00        36.00         5.9       15.6
-----------------------------------------------------------------------------------------------------------------------------------
06/26/1997      11/26/1997       Rhone-Poulenc Rorer Inc           C          92.00        97.00         5.4        5.2
-----------------------------------------------------------------------------------------------------------------------------------
06/20/1997      03/30/1998       Wheelabrator Technologies Inc     C          16.50        16.50         0.0        5.1
-----------------------------------------------------------------------------------------------------------------------------------
06/02/1997      07/15/1997       Acordia Inc(Anthem Inc)           C            NA         40.00         NA        12.7
-----------------------------------------------------------------------------------------------------------------------------------
05/14/1997      11/18/1997       Enron Global Power & Pipelines    S          32.00        33.83         5.7        8.0
-----------------------------------------------------------------------------------------------------------------------------------
02/27/1997      08/05/1998       Fina Inc.                         M          60.00        60.00         0.0        1.5
-----------------------------------------------------------------------------------------------------------------------------------
02/20/1997      12/09/1997       NHP Inc(Apartment Investment)     S          20.00        19.72        (1.4)      (5.4)
-----------------------------------------------------------------------------------------------------------------------------------
01/28/1997      05/21/1997       Calgene Inc(Monsanto Co)          C           7.25         8.00        10.3       (2.5)
-----------------------------------------------------------------------------------------------------------------------------------
01/21/1997      07/09/1997       Mafco Consolidated Grp(Mafco)     C            NA         33.50         NA         5.3
-----------------------------------------------------------------------------------------------------------------------------------
01/13/1997      09/02/1997       Zurich Reinsurance Centre         C            NA         36.00         NA        (3.9)
-----------------------------------------------------------------------------------------------------------------------------------
12/17/1996      07/16/1997       Allmerica Property & Casualty     M          29.00        34.99        20.7       (0.4)
-----------------------------------------------------------------------------------------------------------------------------------
12/17/1996      12/17/1996       Genetics Institute Inc            M          85.00        85.00         0.0       (7.0)
-----------------------------------------------------------------------------------------------------------------------------------
08/26/1996      12/31/1996       Bankers Life Holding(Conseco)     S            NA         25.00         NA        (2.8)
-----------------------------------------------------------------------------------------------------------------------------------
08/08/1996      09/17/1996       Roto Rooter Inc.                  C          41.00        41.00        0.0        (1.4)
-----------------------------------------------------------------------------------------------------------------------------------
05/27/1996      02/16/1997       SyStemix Inc(Novartis AG)         C          17.00        19.50       14.7        46.1
-----------------------------------------------------------------------------------------------------------------------------------
08/25/1995      01/02/1996       GEICO Corp(Berkshire Hathaway)    C          70.00        70.00        0.0        (0.9)
-----------------------------------------------------------------------------------------------------------------------------------
07/14/1995      12/11/1995       REN Corp-USA(COBE Labs Inc)       C          18.00        20.00       11.1         6.8
-----------------------------------------------------------------------------------------------------------------------------------
05/19/1995      12/06/1995       BIC Corp(BIC SA)                  C          36.50        40.50       11.0        14.9
-----------------------------------------------------------------------------------------------------------------------------------
04/07/1995      10/03/1995       LIN Broadcasting Company          C         127.50       129.90        1.9        (9.2)
-----------------------------------------------------------------------------------------------------------------------------------
04/05/1995      08/02/1995       Club Med Inc                      C          26.25        32.00       21.9         2.8
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Deals        67            overall mean                                                          10.3         3.2
Total Cash         44            overall median                                                         5.8         0.8
Total Stock        15            overall high                                                          50.0        70.5
Total Mixed         8            overall low                                                          (17.9)      (40.8)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      INITIAL         FINAL          INITIAL        FINAL
                                                                    PREMIUM TO      PREMIUM TO     PREMIUM TO     PREMIUM TO
  DATE            DATE                                              1 DAY PRIOR     1 DAY PRIOR     30 DAYS        30 DAYS
ANNOUNCED       EFFECTIVE        TARGET                                (%)             (%)          PRIOR (%)      PRIOR (%)
===================================================================================================================================
    1               2                        3                         12              13             14             15
===================================================================================================================================
09/08/1998      12/15/1998       PEC Israel Economic Corp             11.8            60.0            1.7           45.6
-----------------------------------------------------------------------------------------------------------------------------------
08/24/1998      11/19/1998       Tele-Commun Intl(Tele-Commun)        (1.1)           (1.1)         (15.7)         (15.7)
-----------------------------------------------------------------------------------------------------------------------------------
04/30/1998      11/02/1998       Mycogen Corp(Dow AgroSciences)        3.8            41.8           12.7           54.0
-----------------------------------------------------------------------------------------------------------------------------------
03/27/1998      07/15/1998       Intl Specialty Prods                  4.3             4.3           14.1           14.1
-----------------------------------------------------------------------------------------------------------------------------------
03/17/1998      07/31/1998       BET Holdings Inc                    (20.7)            4.0          (10.2)          17.9
-----------------------------------------------------------------------------------------------------------------------------------
01/22/1998      09/29/1998       BT Office Products Intl Inc           1.2            32.5           35.5           77.4
-----------------------------------------------------------------------------------------------------------------------------------
12/18/1997      09/25/1999       United States Cellular Corp.          0.0             0.0            1.1            1.1
-----------------------------------------------------------------------------------------------------------------------------------
12/08/1997      03/23/1998       Angeles Participating Mortgage        NA              NA             NA             NA
-----------------------------------------------------------------------------------------------------------------------------------
09/18/1997      12/16/1997       Guaranty National Corp                4.6            10.8           20.9           28.0
-----------------------------------------------------------------------------------------------------------------------------------
06/26/1997      11/26/1997       Rhone-Poulenc Rorer Inc              15.8            22.1           21.9           28.5
-----------------------------------------------------------------------------------------------------------------------------------
06/20/1997      03/30/1998       Wheelabrator Technologies Inc        26.9            26.9           33.3           33.3
-----------------------------------------------------------------------------------------------------------------------------------
06/02/1997      07/15/1997       Acordia Inc(Anthem Inc)               NA             12.7            NA            27.0
-----------------------------------------------------------------------------------------------------------------------------------
05/14/1997      11/18/1997       Enron Global Power & Pipelines        5.8            11.8           14.3           20.8
-----------------------------------------------------------------------------------------------------------------------------------
02/27/1997      08/05/1998       Fina Inc.                            19.7            19.7           21.5           21.5
-----------------------------------------------------------------------------------------------------------------------------------
02/20/1997      12/09/1997       NHP Inc(Apartment Investment)        30.1            28.3           23.1           21.4
-----------------------------------------------------------------------------------------------------------------------------------
01/28/1997      05/21/1997       Calgene Inc(Monsanto Co)             46.8            62.0           43.2           58.0
-----------------------------------------------------------------------------------------------------------------------------------
01/21/1997      07/09/1997       Mafco Consolidated Grp(Mafco)         NA             23.5            NA            30.1
-----------------------------------------------------------------------------------------------------------------------------------
01/13/1997      09/02/1997       Zurich Reinsurance Centre             NA             17.1            NA            12.5
-----------------------------------------------------------------------------------------------------------------------------------
12/17/1996      07/16/1997       Allmerica Property & Casualty        1.8             22.8            1.3           22.2
-----------------------------------------------------------------------------------------------------------------------------------
12/17/1996      12/17/1996       Genetics Institute Inc              41.7             41.7           31.8           31.8
-----------------------------------------------------------------------------------------------------------------------------------
08/26/1996      12/31/1996       Bankers Life Holding(Conseco)         NA             14.9            NA            11.7
-----------------------------------------------------------------------------------------------------------------------------------
08/08/1996      09/17/1996       Roto Rooter Inc.                    12.3             12.3           10.8           10.8
-----------------------------------------------------------------------------------------------------------------------------------
05/27/1996      02/16/1997       SyStemix Inc(Novartis AG)           (8.7)             4.7           33.3           52.9
-----------------------------------------------------------------------------------------------------------------------------------
08/25/1995      01/02/1996       GEICO Corp(Berkshire Hathaway)      25.6             25.6           24.4           24.4
-----------------------------------------------------------------------------------------------------------------------------------
07/14/1995      12/11/1995       REN Corp-USA(COBE Labs Inc)         14.3             27.0           22.0           35.6
-----------------------------------------------------------------------------------------------------------------------------------
05/19/1995      12/06/1995       BIC Corp(BIC SA)                     2.1             13.3           17.3           30.1
-----------------------------------------------------------------------------------------------------------------------------------
04/07/1995      10/03/1995       LIN Broadcasting Company            16.0             18.2            5.4            7.4
-----------------------------------------------------------------------------------------------------------------------------------
04/05/1995      08/02/1995       Club Med Inc                        16.0             41.4           19.3           45.5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Deals        67            overall mean                        20.9             32.2           22.1           34.6
Total Cash         44            overall median                      15.8             22.6           20.8           28.2
Total Stock        15            overall high                        96.5            140.0           98.6          110.9
Total Mixed         8            overall low                        (20.7)            (6.7)         (28.2)         (15.7)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                         INITIAL        FINAL           INITIAL       FINAL
                                                                        PREMIUM TO     PREMIUM TO      PREMIUM TO    PREMIUM TO
  DATE            DATE                                                  60 DAYS        60 DAYS         52-WEEK       52-WEEK
ANNOUNCED       EFFECTIVE        TARGET                                 PRIOR (%)      PRIOR (%)       HIGH (%)      HIGH (%)
===================================================================================================================================
    1               2                        3                            16             17              18            19
===================================================================================================================================
09/08/1998      12/15/1998       PEC Israel Economic Corp                4.9            50.1             1.2          44.9
-----------------------------------------------------------------------------------------------------------------------------------
08/24/1998      11/19/1998       Tele-Commun Intl(Tele-Commun)           7.9             7.9           (50.3)        (50.3)
-----------------------------------------------------------------------------------------------------------------------------------
04/30/1998      11/02/1998       Mycogen Corp(Dow AgroSciences)         20.6            64.7           (18.0)         12.0
-----------------------------------------------------------------------------------------------------------------------------------
03/27/1998      07/15/1998       Intl Specialty Prods                   27.5            27.5             0.3           0.3
-----------------------------------------------------------------------------------------------------------------------------------
03/17/1998      07/31/1998       BET Holdings Inc                      (10.1)           18.0           (20.7)          4.0
-----------------------------------------------------------------------------------------------------------------------------------
01/22/1998      09/29/1998       BT Office Products Intl Inc             4.3            36.6           (14.7)         11.7
-----------------------------------------------------------------------------------------------------------------------------------
12/18/1997      09/25/1999       United States Cellular Corp.           (5.2)           (5.2)          (10.5)        (10.5)
-----------------------------------------------------------------------------------------------------------------------------------
12/08/1997      03/23/1998       Angeles Participating Mortgage          NA              NA              NA            NA
-----------------------------------------------------------------------------------------------------------------------------------
09/18/1997      12/16/1997       Guaranty National Corp                 44.3            52.8             4.6          10.8
-----------------------------------------------------------------------------------------------------------------------------------
06/26/1997      11/26/1997       Rhone-Poulenc Rorer Inc                29.6            36.6            13.8          19.9
-----------------------------------------------------------------------------------------------------------------------------------
06/20/1997      03/30/1998       Wheelabrator Technologies Inc          30.7            30.7            (2.2)         (2.2)
-----------------------------------------------------------------------------------------------------------------------------------
06/02/1997      07/15/1997       Acordia Inc(Anthem Inc)                 NA             26.5             NA           10.3
-----------------------------------------------------------------------------------------------------------------------------------
05/14/1997      11/18/1997       Enron Global Power & Pipelines         12.8            19.2             4.1          10.0
-----------------------------------------------------------------------------------------------------------------------------------
02/27/1997      08/05/1998       Fina Inc.                              24.4            24.4             8.1           8.1
-----------------------------------------------------------------------------------------------------------------------------------
02/20/1997      12/09/1997       NHP Inc(Apartment Investment)          27.5            25.7             2.0           0.6
-----------------------------------------------------------------------------------------------------------------------------------
01/28/1997      05/21/1997       Calgene Inc(Monsanto Co)               31.8            45.5             5.5          16.4
-----------------------------------------------------------------------------------------------------------------------------------
01/21/1997      07/09/1997       Mafco Consolidated Grp(Mafco)           NA             17.5             NA            9.4
-----------------------------------------------------------------------------------------------------------------------------------
01/13/1997      09/02/1997       Zurich Reinsurance Centre               NA             15.7             NA            9.9
-----------------------------------------------------------------------------------------------------------------------------------
12/17/1996      07/16/1997       Allmerica Property & Casualty          (4.1)           15.7            (4.9)         14.7
-----------------------------------------------------------------------------------------------------------------------------------
12/17/1996      12/17/1996       Genetics Institute Inc                 29.3            29.3            13.1          13.1
-----------------------------------------------------------------------------------------------------------------------------------
08/26/1996      12/31/1996       Bankers Life Holding(Conseco)           NA             16.3             NA            7.5
-----------------------------------------------------------------------------------------------------------------------------------
08/08/1996      09/17/1996       Roto Rooter Inc.                        8.6             8.6            (1.2)         (1.2)
-----------------------------------------------------------------------------------------------------------------------------------
05/27/1996      02/16/1997       SyStemix Inc(Novartis AG)              36.0            56.0            (8.7)          4.7
-----------------------------------------------------------------------------------------------------------------------------------
08/25/1995      01/02/1996       GEICO Corp(Berkshire Hathaway)         21.0            21.0            18.4          18.4
-----------------------------------------------------------------------------------------------------------------------------------
07/14/1995      12/11/1995       REN Corp-USA(COBE Labs Inc)            16.1            29.0             8.3          20.3
-----------------------------------------------------------------------------------------------------------------------------------
05/19/1995      12/06/1995       BIC Corp(BIC SA)                       15.4            28.1            (1.4)          9.5
-----------------------------------------------------------------------------------------------------------------------------------
04/07/1995      10/03/1995       LIN Broadcasting Company               (8.5)           (6.8)           (9.3)         (7.5)
-----------------------------------------------------------------------------------------------------------------------------------
04/05/1995      08/02/1995       Club Med Inc                           16.7            42.2             1.0          23.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Deals        67            overall mean                           17.2            27.8           (13.7)         (4.4)
Total Cash         44            overall median                         15.4            26.0            (5.3)          3.0
Total Stock        15            overall high                           94.2            94.2            34.5          44.9
Total Mixed         8            overall low                           (22.6)          (20.3)          (76.5)        (75.8)
-----------------------------------------------------------------------------------------------------------------------------------

(1)   REFLECTS REVISED OFFER PRICE FOR DEALS PENDING.

(2) WHILE SBC DID NOT HOLD A MAJORITY OF THE PRODIGY SHARES, IT CONTROLLED THE PRODIGY BOARD.

(3) ACQUIROR ACHIEVED 93.6% IN ITS TENDER OFFER AND IS EXPECTED TO ACQUIRE THE REMAINING SHARES IN A SHORT-FORM MERGER.

(4)   ACQUIROR AGREED TO ACCEPT 96.1% OF TOTAL SHARES IN ITS TENDER OFFER.

--------------------------------------------------------------------------------
                                           Summary Minority Buy-In Statistics 30